Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO LOAN AND GUARANTY AGREEMENT
AND LIEN REAFFIRMATION AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND GUARANTY AGREEMENT AND LIEN REAFFIRMATION AGREEMENT, dated as of May 11, 2018 (this “Amendment”), is by and among SAFEGUARD SCIENTIFICS, INC. (“Borrower”), each Person listed as a “Guarantor” on the signature pages hereto (each a “Guarantor” and together with Borrower, the “Reaffirming Parties”), the Lenders under the Loan Agreement (as defined below) as of the effectiveness of this Amendment, HPS INVESTMENT PARTNERS, LLC, in its capacity as administrative agent (together with its successors in such capacity, the “Administrative Agent”) and in its capacity as administrative agent (together with its successors in such capacity, the “Collateral Agent”). Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned thereto in the Loan Agreement.

RECITALS:

WHEREAS, Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, and the lenders party thereto are parties to a Loan and Guaranty Agreement dated as of May 11, 2017 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement” and the Loan Agreement as modified by this Amendment, the “Amended Loan Agreement”);

WHEREAS, the Borrower has requested that the Lenders party hereto amend certain terms of the Loan Agreement as hereinafter provided to, among other things, (a) convert all outstanding Advances and Commitments under the Loan Agreement immediately prior to the effectiveness of this Amendment to Term Advances and Term Commitments (each, as defined in the Amended Loan Agreement) and add new term loan commitments of Lenders under the Loan Agreement in an amount equal to Ten Million Dollars ($10,000,000) such that, after giving effect to this Amendment, the Term Commitments under the Loan Agreement shall be in an aggregate amount of Eighty Five Million Dollars ($85,000,000), and (b) to add new revolving commitments of Lenders under the Loan Agreement in an amount equal to Fifteen Million Dollars ($15,000,000), which Commitments shall constitute Revolving Commitments (as defined in the Amended Loan Agreement);

WHEREAS, the Lenders party hereto have agreed to amend the Loan Agreement, effective as of the Second Amendment Effective Date, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 3 hereof; and

WHEREAS, in connection with the amendments contemplated herein, each of the Reaffirming Parties has agreed to reaffirm herein the Liens granted to the Collateral Agent under the Security Documents.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

AGREEMENT:

Section 1.                   Amendments to Existing Loan Agreement. Effective as of the Second Amendment Effective Date (defined below), the Existing Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Loan Agreement attached as Exhibit A hereto.

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Section 2.                   Consents; Agreements.

(a)                Each of the Parties hereto agrees that, from and after the Second Amendment Effective Date, all Advances and Commitments under the Loan Agreement immediately prior to the effectiveness of this Amendment shall be deemed to be exchanged by each applicable Lender for an equal outstanding amount of Term Advances and Term Commitments (each, as defined in the Amended Loan Agreement); and

(b)                Each undersigned Lender hereby consents to its respective allocation of Term Commitments and Revolving Commitments after giving effect to this Amendment and the transactions contemplated herein on the Second Amendment Effective Date as set forth in Schedule 2.1.1(a) to the Amended Loan Agreement.

Section 3.                   Effectiveness. The effectiveness of the amendments to the Loan Agreement set forth in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent or waiver thereof by each of the Lenders (the date on which the last condition is satisfied or waived, the “Second Amendment Effective Date”):

(a)                this Amendment shall have been duly executed by Borrower, Guarantors, Lenders, the Collateral Agent and the Administrative Agent (which may include a copy transmitted by facsimile or PDF or other electronic method), and delivered to the Administrative Agent;

(b)                the Administrative Agent shall have received each of the following documents, in each case, in form and substance acceptable to the Administrative Agent and in compliance with the requirements of the Amended Loan Agreement:

(i)                 a Payment/Advance Form for the full amount of the available Total Term Commitment by no later than the applicable time required pursuant to the Loan Agreement (or such shorter period as may be agreed by the Administrative Agent);

(ii)               Secretary’s Certificates with completed Borrowing Resolutions from each of the Loan Parties (appropriately completed), dated the Second Amendment Effective Date;

(iii)             a Solvency Certificate (appropriately completed), dated the Second Amendment Effective Date;

(iv)              (A) each Loan Party’s Governing Documents, (B) a good standing certificate of each Loan Party certified by the Secretary of State of the jurisdiction of incorporation of each Loan Party as of a date no earlier than thirty (30) days prior to the Second Amendment Effective Date together with bring-down telegrams or facsimiles reasonably requested by the Administrative Agent;

(v)                a legal opinion of Borrower’s counsel dated as of the Second Amendment Effective Date together with the duly executed original signatures thereto;

(vi)              the fee letter, dated as of the Second Amendment Effective Date, between Borrower and the Agents, duly executed by all parties thereto;

(vii)            evidence that all other actions that the Agents may deem necessary in order to perfect and protect the first priority liens, subject to Permitted Liens, and security interests created under the Pledge and Security Agreement has been taken (including, without limitation, receipt of duly executed payoff letters and/or release letters and UCC-3 termination statements); and

(viii)          a Portfolio Report dated as of the Second Amendment Effective Date;

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(c)                Borrower shall have paid (i) all accrued and unpaid interest on all Advances outstanding immediately prior to the Second Amendment Effective Date through and including the day immediately prior to the Second Amendment Effective Date, regardless of whether payment would otherwise be required under the Loan Agreement at such time and (ii) all amounts due and payable under the terms of the Fee Letters (as defined in the Loan Agreement) or any other Loan Document;

(d)                the representations and warranties in Section 5 of this Amendment shall be true, accurate and complete in all material respects (provided, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), and (ii) no Default or Event of Default shall have occurred and be continuing or result from the Advances made on the Second Amendment Effective Date;

(e)                the Required Lenders shall have determined, in their sole judgment, that no event or development shall have occurred since December 31, 2017 which has resulted in or could reasonably be expected to result in a Material Adverse Change;

(f)                 there shall be no actions, suits or proceedings pending or threatened (i) with respect to any Loan Agreement or any other Loan Document, or (ii) which the Administrative Agent shall determine has resulted in, or could reasonably be expected to result in, a Material Adverse Change; and

(g)                the making of the Advances on the Second Amendment Effective Date shall not contravene any law, rule or regulation applicable to any Secured Party.

Section 4.                   Reaffirmation of Liens and Guarantees. Each Loan Party hereby consents to the amendment of the Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document (as defined after giving effect to this Amendment) to which such Loan Party is a party is, and the obligations of such Loan Party thereunder are, and shall continue to be, in full force and effect and hereby ratified and confirmed in all respects, as amended by this Amendment. For certainty and without limiting the foregoing, each Loan Party confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party, and agrees that, notwithstanding the amendment of the Loan Agreement by this Amendment, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and secure all of the Obligations, in each case including, without limitation, all additional obligations, indebtedness and liabilities arising under the Amended Loan Agreement. Each Loan Party hereby further confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Loan Party in order to maintain the perfection of the security interests created by the Loan Documents to which it is party.

Section 5.                   Representations and Warranties. Each Loan Party hereby represents and warrants, on and as of the Second Amendment Effective Date, that:

(a)                The representations and warranties of each Loan Party contained in each Loan Document are true and correct in all material respects (provided, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

(b)                Each Loan Party is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so has not had and could not reasonably be expected to have a Material Adverse Change. The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized and do not (i) conflict with any of such Loan Party’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which such Loan Party or any of its property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement (as defined by the Exchange Act) by which each Loan Party is bound. No Loan Party is in default under any agreement to which it is a party or by which such Loan Party or any of its Subsidiaries or any of their property or assets may be bound in which the default has had or could reasonably be expected to have a Material Adverse Change.

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Section 6.                   Reference to and Effect on the Loan Agreement.

(a)                On and after the effectiveness of this Amendment on the Second Amendment Effective Date, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Loan Agreement.

(b)                The Loan Agreement as specifically amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This Amendment shall be a “Loan Document” for purposes of the definition thereof in the Loan Agreement.

(c)                Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment on the Second Amendment Effective Date shall not operate as a waiver of any right, power or remedy of any Lender Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 7.                   Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any document or instrument delivered in connection herewith by facsimile or other electronic delivery (including by certified electronic signature) shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

Section 8.                   Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

Section 9.                   Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

BORROWER:

SAFEGUARD SCIENTIFICS, INC.

By:  /s/ Stephen T. Zarrilli

Name: Stephen T. Zarrilli

Title: President and Chief Executive Officer

GUARANTOR:

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

GUARANTOR:

SAFEGUARD DELAWARE, INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

GUARANTOR:

SAFEGUARD TECHNOLOGIES, INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

GUARANTOR:

SFE PROPERTIES, INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

Signature Page – Second Amendment to Loan Guaranty and Lien Reaffirmation Agreement

GUARANTOR:

SAFEGUARD CAPITAL MANAGEMENT, INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

GUARANTOR:

SSI PARTNERSHIP HOLDINGS (PENNSYLVANIA), INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

GUARANTOR:

SSI MANAGEMENT COMPANY, INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

GUARANTOR:

SAFEGUARD FUND MANAGEMENT, INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

GUARANTOR:

SAFEGUARD DELAWARE II, INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

GUARANTOR:

SAFEGUARD PM SPV, INC.

By:  /s/ Brian J. Sisko

Name: Brian J. Sisko

Title: Vice President

Signature Page – Second Amendment to Loan Guaranty and Lien Reaffirmation Agreement

ADMINISTRATIVE AGENT:

HPS INVESTMENT PARTNERS, LLC

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

COLLATERAL AGENT:

HPS INVESTMENT PARTNERS, LLC

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Signature Page – Second Amendment to Loan Guaranty and Lien Reaffirmation Agreement

LENDER:

Specialty Loan Fund 2016, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Specialty Loan Ontario Fund 2016, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

SLF 2016-L Holdings, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

SLF 2016 Institutional Holdings II, L.P.

By: HPS Investment Partners, LLC, its Service Provider

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Signature Page – Second Amendment to Loan Guaranty and Lien Reaffirmation Agreement

Moreno Street Direct Lending Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Specialty Loan VG Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

NDT Senior Loan Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Aiguilles Rouges Sector C Investment Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Signature Page – Second Amendment to Loan Guaranty and Lien Reaffirmation Agreement

Reliance Standard Life Insurance Company

By: HPS Investment Partners, LLC, as Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

SLF CX Holdings, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Cactus Direct Holdings, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Private Loan Opportunities Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Signature Page – Second Amendment to Loan Guaranty and Lien Reaffirmation Agreement

Red Cedar Holdings, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Falcon Credit Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Specialty Loan Fund –  CX-2, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

SLF 2016 Institutional Holdings, L.P.

By: HPS Investment Partners, LLC, its Service Provider

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Cactus Direct Lending Fund, L.P.

By: HPS Investment Partners, LLC, its Investment Manager

By:  /s/ Vikas Keswani

Name: Vikas Keswani

Title: Managing Director

Signature Page – Second Amendment to Loan Guaranty and Lien Reaffirmation Agreement

Exhibit A

EXECUTION VERSION

Dated May 11, 2017

LOAN AND GUARANTY AGREEMENT

among

SAFEGUARD SCIENTIFICS, INC.

as Borrower,

THE GUARANTORS FROM TIME TO TIME PARTY HERETO

as Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO

as Lenders,

HPS INVESTMENT PARTNERS, LLC

as Administrative Agent, and

HPS INVESTMENT PARTNERS, LLC

as Collateral Agent

THE FOLLOWING INFORMATION IS SUPPLIED SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ADVANCES WERE ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”) WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND THIS LEGEND IS REQUIRED BY SECTION 1275(c) OF THE CODE. HOLDERS MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF OID, THE ISSUE PRICE, THE ISSUE DATE AND THE YIELD TO MATURITY RELATING TO THE ADVANCES BY CONTACTING THE BORROWER AT +1 (610) 293-0600.

Table of Contents

Page

1.	ACCOUNTING AND OTHER TERMS		1

2.	LOAN AND TERMS OF PAYMENT		1
	2.1	Promise to Pay	1
	2.2	Revolving Overadvances	2
	2.3	Payment of Interest on the Advances	2
	2.4	Reduction of Commitments; ~~Mandatory~~ Prepayments	~~2~~3
	2.5	Fees	~~4~~6
	2.6	LIBOR Option	~~5~~7
	2.7	Funding Losses	~~6~~8
	2.8	Taxes	~~7~~9
	2.9	Increased Costs and Reduced Return	~~9~~11
	2.10	Change in Law; Illegality; Inability to Determine Interest Rates	~~10~~12
	2.11	Making the Advances	~~10~~13
	2.12	Evidence of Debt	~~13~~15
	2.13	Mitigation Obligations; Replacement of Lenders	~~14~~16

3.	CONDITIONS OF ADVANCES		~~15~~17
	3.1	Conditions Precedent to Initial Advance	~~15~~17
	3.2	Conditions Precedent to all Advances	~~16~~18

4.	GUARANTY		~~16~~18
	4.1	Guaranty	~~16~~18
	4.2	Guaranty Absolute	~~17~~20
	4.3	Waiver	~~17~~20
	4.4	Continuing Guaranty; Assignments	~~18~~20
	4.5	Subrogation	~~18~~20
	4.6	Contribution	~~18~~21

5.	REPRESENTATIONS AND WARRANTIES		~~19~~21
	5.1	Due Organization, Authorization; Power and Authority	~~19~~21
	5.2	Collateral	~~19~~21
	5.3	Litigation	~~20~~22
	5.4	No Material Deterioration in Financial Condition; Financial Statements	~~20~~22
	5.5	Solvency	~~20~~22
	5.6	Regulatory Compliance	~~20~~22
	5.7	ERISA Compliance	~~20~~23
	5.8	Investments	~~21~~23
	5.9	Tax Returns and Payments; Pension Contributions	~~21~~23
	5.10	Use of Proceeds	~~21~~24
	5.11	Full Disclosure	~~22~~24
	5.12	Write-Off of Material Investments	~~22~~24
	5.13	Capitalization	~~22~~24
	5.14	Anti-Money Laundering and Anti-Terrorism Laws	~~22~~24
	5.15	Anti-Bribery and Anti-Corruption Laws	~~23~~25
	5.16	Insurance	~~24~~26
	5.17	Nature of Business	~~24~~26
	5.18	Adverse Agreements, Etc.	~~24~~26
	5.19	Employee and Labor Matters	~~24~~26
	5.20	Intellectual Property	~~25~~27

	5.21	No Default or Event of Default	~~25~~27
	5.22	Excluded Assets	~~25~~27

6.	AFFIRMATIVE COVENANTS		~~25~~27
	6.1	Legal Status; Government Compliance	~~25~~27
	6.2	Financial Statements, Reports, Certificates	~~25~~27
	6.3	Taxes; Pensions	~~26~~28
	6.4	Operating Accounts	~~27~~29
	6.5	Minimum Liquidity	~~27~~29
	6.6	Litigation Cooperation	~~27~~29
	6.7	Additional Guarantors	~~27~~29
	6.8	Board Observation Rights	~~28~~30
	6.9	Anti-Bribery and Anti-Corruption Laws; Anti-Money Laundering and Anti-Terrorism Laws	~~28~~31
	6.10	Keeping of Records and Books of Account	~~29~~31
	6.11	Audits and Collateral Monitoring	~~29~~31
	6.12	Maintenance of Insurance	~~29~~31
	6.13	Obtaining of Permits, Etc.	~~29~~32
	6.14	Further Assurances	~~30~~32
	6.15	Loss Payee and Additional Insured Endorsements	~~30~~32
	6.16	Lender Meetings	~~30~~32

7.	NEGATIVE COVENANTS		~~30~~32
	7.1	Dispositions	~~30~~32
	7.2	Change in Control; Jurisdiction of Formation	~~30~~32
	7.3	~~Portfolio Diversification Requirements/Concentration Limits 30~~Limitation on Expenses	33
	7.4	Mergers or Acquisitions	~~31~~33
	7.5	Special Purpose	~~31~~33
	7.6	Encumbrance	~~32~~34
	7.7	Maintenance of Collateral Accounts	~~32~~34
	7.8	Distributions; Investments	~~32~~34
	7.9	Transactions with Affiliates	~~32~~34
	7.10	[Reserved]	~~32~~34
	7.11	Fundamental Changes; Dispositions	~~32~~35
	7.12	Sale and Leaseback Transactions	~~32~~35
	7.13	Federal Reserve Regulations	~~32~~35
	7.14	Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.	~~32~~35
	7.15	Anti-Money Laundering and Anti-Terrorism Laws	~~33~~35
	7.16	Anti-Bribery and Anti-Corruption Laws	~~34~~36
	7.17	Compliance	~~34~~36
	7.18	Limitations on Negative Pledges	~~34~~36
	7.19	Use of Proceeds	~~34~~36
	7.20	Employee and Director Compensation	~~34~~37

8.	EVENTS OF DEFAULT		~~35~~37
	8.1	Payment Default	~~35~~37
	8.2	Covenant Default	~~35~~37
	8.3	Material Adverse Change	~~35~~37
	8.4	Change in Control	~~35~~37
	8.5	Attachment; Levy; Restraint on Business	~~35~~37

	8.6	Insolvency	~~35~~38
	8.7	Security Documents	~~36~~38
	8.8	Judgments	~~36~~38
	8.9	Misrepresentations	~~36~~38
	8.10	ERISA	~~36~~38
	8.11	Investment Company	~~36~~38
	8.12	Governmental Approvals	~~36~~38
	8.13	Unenforceability of any Loan Document	~~36~~39
	8.14	Minimum Appraised Value	~~36~~39
	8.15	~~Minimum Consolidated Tangible Net Worth 37~~[Reserved]	39
	8.16	Criminal Proceedings; Civil Proceedings	~~37~~39
	8.17	Failure to Pay Other Indebtedness	~~37~~39

9.	LENDER’S RIGHTS AND REMEDIES		~~37~~39
	9.1	Rights and Remedies	~~37~~39
	9.2	[Reserved]	~~38~~40
	9.3	Application of Payments and Proceeds	~~38~~41
	9.4	Collateral Agent’s Liability for Collateral	~~41~~43
	9.5	No Waiver; Remedies Cumulative	~~41~~43
	9.6	Demand Waiver	~~41~~43

10.	AGENTS		~~41~~44
	10.1	Appointment	~~41~~44
	10.2	Nature of Duties; Delegation	~~42~~43
	10.3	Rights, Exculpation, Etc.	~~42~~45
	10.4	Reliance	~~43~~45
	10.5	Indemnification	~~43~~46
	10.6	Agents Individually	~~44~~46
	10.7	Successor Agent	~~44~~46
	10.8	Collateral Matters	~~44~~47
	10.9	Agency for Perfection	~~46~~48
	10.10	No Reliance on any Agent’s Customer Identification Program	~~46~~48
	10.11	No Third Party Beneficiaries	~~46~~49
	10.12	No Fiduciary Relationship	~~47~~49
	10.13	Reports; Confidentiality; Disclaimers	~~47~~49
	10.14	Collateral Custodian	~~47~~49
	10.15	Collateral Agent May File Proofs of Claim	~~47~~50
	10.16	Expenses; Taxes; Attorneys’ Fees	~~48~~50

11.	NOTICES		~~49~~51

12.	GOVERNING LAW, CONSENT TO JURISDICTION, SERVICE OF PROCESS, VENUE AND JURY TRIAL WAIVER		~~49~~51

13.	GENERAL PROVISIONS		~~51~~53
	13.1	[Reserved]	~~51~~53
	13.2	Indemnification	~~51~~53
	13.3	Time of Essence	~~52~~54
	13.4	[Reserved]	~~52~~54
	13.5	[Reserved]	~~52~~54
	13.6	Amendments, Etc.	~~52~~54
	13.7	Integration	~~53~~55
	13.8	[Reserved]	~~53~~55

	13.9	Survival	~~53~~55
	13.10	Confidentiality	~~53~~55
	13.11	USA PATRIOT ACT	~~54~~56
	13.12	[Reserved]	~~54~~56
	13.13	Right of Set-Off	~~54~~56
	13.14	Severability	~~54~~56
	13.15	Assignments and Participations	~~54~~56
	13.16	Counterparts	~~57~~60
	13.17	Consent by the Agents and Lenders	~~58~~60
	13.18	No Party Deemed Drafter	~~58~~60
	13.19	Reinstatement; Certain Payments	~~58~~60
	13.20	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~58~~60

14.	DEFINITIONS		~~59~~61
	14.1	Definitions	~~59~~61
	14.2	Certain Matters of Construction	~~76~~81

Schedules and Exhibits

Schedule 2.1.1(a)	Lenders’ Commitments
Schedule 3.1(a)(v)	Permitted Liens
~~Schedule 5.8(a)~~	~~Permitted Investments~~
Schedule 5.8(b)	Portfolio Securities Subject to Stock Restrictions
Schedule 5.13	Loan Party Capitalization
Schedule 5.16	Insurance Maintained by the Loan Parties
Schedule 5.17(a)	Nature of Borrower’s Business
Schedule 5.17(c)	BVI Subsidiary Assets
Schedule 5.20	Registered Intellectual Property
Schedule 6.4	Borrower Deposit Accounts
Schedule 14.1	Designated Accounts

Exhibit A	Form of LIBOR Notice
Exhibit B	Form of Payment/Advance Form
Exhibit C	Form of Promissory Note
Exhibit D	Form of Pledge and Security Agreement
Exhibit E	Form of Solvency Certificate
Exhibit F	Form of Secretary’s Certificate
Exhibit G	Form of Portfolio Report
Exhibit H	Form of Compliance Certificate
Exhibit I	Form of Material Event Report
Exhibit J	Form of Joinder Agreement
Exhibit K	Form of Assignment and Acceptance Agreement
Exhibit L	Form of Landlord Lien Subordination Agreement
Exhibit M	Form of Miscellaneous Securities Report

LOAN AND GUARANTY AGREEMENT

THIS LOAN AND GUARANTY AGREEMENT (this “Agreement”) dated as of May 11, 2017 by and among SAFEGUARD SCIENTIFICS, INC., a Pennsylvania corporation (“Borrower”), with offices located at 170 North Radnor-Chester Road, Suite 200, Radnor, Pennsylvania 19087, and each Person listed as a “Guarantor” on the signature pages hereto (together with each other Person that executes a Joinder Agreement and becomes a “Guarantor” hereunder or otherwise guaranties all or any part of the Obligations (as defined below), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), HPS INVESTMENT PARTNERS, LLC, a Delaware limited liability company (“HPSIP”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and HPSIP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), provides the terms on which the Lenders shall lend to Borrower and Borrower shall repay the Lenders. The parties agree as follows:

1.            ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall, unless otherwise expressly provided herein, be construed in accordance with GAAP. Calculations and determinations, unless otherwise expressly provided herein, must be made in accordance with GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 14. All other terms contained in this Agreement, unless otherwise expressly provided herein, shall have the meaning provided by the Code to the extent such terms are defined therein.

2.            LOAN AND TERMS OF PAYMENT

2.1          Promise to Pay. Borrower hereby unconditionally promises to pay the Lenders the outstanding principal amount of all Advances and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1       ~~Revolving~~The Advances.

(a)            Availability.

(i)       ~~(a)~~ Availability~~.~~ Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth, each Revolving Lender severally agrees to make Revolving Advances, at any time prior to the Revolving Availability Termination Date, in an aggregate principal amount at any time outstanding not exceeding such Lender’s Revolving Commitment. Notwithstanding the foregoing, the aggregate principal amount of all Revolving Advances at any time outstanding shall not exceed the Total Revolving Commitment. Within the foregoing limits, Borrower may borrow, repay and reborrow, the Revolving Advances on or after the Effective Date and prior to the ~~Maturity~~Revolving Availability Termination Date, subject to the terms, provisions and limitations set forth herein. Any principal amount of the Revolving Advances which is repaid or prepaid on or after the Revolving Availability Termination Date may not be reborrowed.

(ii)       Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth, each Term Lender severally agrees to make the Term Advance to the Borrower on the Second Amendment Effective Date, in an aggregate principal amount not to exceed the amount of such Lender’s Term Commitment. Notwithstanding the foregoing, the aggregate principal amount of the Term Advance made on the Second Amendment Effective Date shall not exceed the Total Term Commitment. Any principal amount of the Term Advance which is repaid or prepaid may not be reborrowed.

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(b)           Termination; Repayment. ~~The Commitments terminate on the Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations shall be immediately due and payable.~~

~~(c) Prepayment. At Borrower’s option, Borrower may, (i) upon at least three (3) Business Days’ written notice to the Administrative Agent in the case of a LIBOR Rate Advance and (ii) upon at least one (1) Business Days’ written notice to the Administrative Agent in the case of a Reference Rate Advance, prepay any or all of the Advances under this Agreement without premium or penalty;~~ provided~~, that, each prepayment made pursuant to this Section 2.1.1(c) in connection with any reduction of the Commitments shall be accompanied by the payment of the Applicable Premium payable in connection with such reduction of the Commitments.~~

(i)       The Revolving Commitments terminate, and the Revolving Commitment of each Lender shall automatically and permanently be reduced to zero, on the Revolving Availability Termination Date. The principal amount of all Revolving Advances, the unpaid interest on Revolving Advances, and all other Revolving Obligations shall be immediately due and payable on the Maturity Date, or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

(ii)       Each Lender’s Term Commitment shall terminate immediately and without further action on the Second Amendment Effective Date after giving effect to the funding of such Lender’s Term Commitment on such date. The outstanding principal amount of the Term Advance, the unpaid interest on the Term Advance, and all other Term Obligations shall be immediately due and payable on the Maturity Date or, if earlier, on the date on which they are declared due and payable pursuant to the terms of this Agreement.

2.2          Revolving Overadvances. If, at any time prior to the Revolving Availability Termination Date, the aggregate outstanding principal amount of any or all Revolving Advances exceeds the Total Revolving Commitment, Borrower shall immediately pay to the Administrative Agent for the account of the applicable Lenders in cash such excess (the “Revolving Overadvance”). Borrower shall not obtain any Revolving Advance hereunder if the making of such Revolving Advance shall result in ~~an~~a Revolving Overadvance.

2.3          Payment of Interest on the Advances.

(a)           Interest Rate and Interest Payment. Subject to Section 2.3(b), at the option of Borrower, (i) each ~~Advance~~Revolving Advance shall be either a Reference Rate Advance or a LIBOR Rate Advance and (ii) the Term Advance or any portion thereof shall be either a Reference Rate Advance or a LIBOR Rate Advance. Each Revolving Advance that is a Reference Rate Advance and each portion of the Term Advance that is a Reference Rate Advance shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Advance (or portion of the Term Advance) until repaid at a rate per annum equal to the Reference Rate plus the Applicable Margin. Each Revolving Advance that is a LIBOR Rate Advance and each portion of the Term Advance that is a LIBOR Rate Advance shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Advance until repaid ~~at a rate per annum equal to the Reference Rate plus the Applicable Margin. Each LIBOR Rate Advance shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Advance until repaid~~, at a rate per annum equal to the LIBOR Rate for the Interest Period in effect for such Advance (or portion of the Term Advance) plus the Applicable Margin. Notwithstanding anything to the contrary, the LIBOR Rate shall in no event be less than 1.00% per annum at any time. Interest on each Advance shall be payable (i) in the case of any Reference Rate Advance, monthly, in arrears, on the first Business Day of each month, commencing on the first day of the month following the month in which such Advance is made, (ii) in the case of any LIBOR Rate Advance, on the last day of the Interest Period applicable thereto and (iii) in all cases, at the Maturity Date (whether upon demand, by acceleration or otherwise). Payments of principal and/or interest received after 12:00 p.m. New York time may be considered received at the opening of business on the next Business Day. When any payment is due on a day that is not a Business Day, the payment shall be due the next Business Day and all fees or interest, as applicable, shall continue to accrue until paid. Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 9.3 with the amount of any interest payment due hereunder.

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(b)           Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is 3.00% above the rate that is otherwise applicable thereto (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Secured Parties. Interest at the Default Rate shall be payable on demand.

(c)           Adjustment to Interest Rate. Changes to the interest rate of any Advance based on changes to the LIBOR Rate shall be effective on the effective date of any change to the LIBOR Rate and to the extent of any such change.

(d)           Interest Computation. Interest shall be computed for the actual number of days elapsed on the basis of (i) a 360-day year, with respect to LIBOR Rate Advances, and (ii) a 365/366-day year, with respect to Reference Rate Advances.

(e)           Audits, Appraisals and Collateral Monitoring Fees. Borrower acknowledges that pursuant to Section 6.11, representatives of the Agents may visit any or all of the Loan Parties and/or conduct inspections, audits, valuations, appraisals and/or examinations of any or all of the Loan Parties at any time and from time to time. Borrower agrees to pay the cost of all visits, inspections, audits, valuations, appraisals and/or examinations conducted by or on behalf of the Agents; provided, that so long as no Default or Event of Default shall have occurred and be continuing, Borrower shall not be obligated to reimburse the Agents for more than four (4) valuations or appraisals during any calendar year.

2.4          Reduction of Commitments; ~~Mandatory~~ Prepayments.

(a)           Reduction of Commitments.

(i)       ~~(a) Optional Reduction of~~Revolving Commitments. Borrower may, at any time prior to the Revolving Availability Termination Date, reduce the Revolving Commitments to an amount (which may be zero) not less than the sum of (i) the aggregate unpaid principal amount of all Revolving Advances then outstanding (after taking into account any payment of principal amount of Revolving Advances made in connection with such reduction of Revolving Commitments) and (ii) the aggregate principal amount of all Revolving Advances not yet made as to which a notice has been given under Section 2.11(a). Each such reduction shall be (A) in an amount which is an integral multiple of One Million Dollars ($1,000,000) (or by the full amount of the Revolving Commitments in effect immediately prior to such reduction if such amount at that time is less than One Million Dollars ($1,000,000)), (B) made by providing not less than five (5) Business Days’ prior written notice to the Administrative Agent, (C) irrevocable and (D) accompanied by the payment of the Applicable Premium payable in connection with such reduction of the Revolving Commitments. Once reduced, the Revolving Commitments may not be increased. The Total Revolving Commitment shall terminate at 12:00 a.m. (New York City time) on the Revolving Availability Termination Date.

(ii)       Term Advance. The Total Term Commitment shall terminate at 5:00 p.m. (New York City time) on the Second Amendment Effective Date.

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(b)           ~~Mandatory~~ Prepayment.

(i)       Mandatory Prepayments.

(A)       ~~(i)~~ Upon the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), Borrower shall prepay the outstanding amount of the Advances in accordance with Section 2.4(c) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this Section ~~2.4(b)(i)~~ 2.4(b)(i)(A) shall not be deemed to be implied consent to any such issuance or incurrence otherwise prohibited by the terms and conditions of this Agreement.

(B)       ~~(ii)~~ Within two (2) Business Days after any Extraordinary Disposition by any Loan Party or any of its Subsidiaries, Borrower shall prepay the outstanding principal amount of the Advances in accordance with Section 2.4(c) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition. Nothing contained in this Section ~~2.4(b)(ii)~~ 2.4(b)(i)(B) shall permit any Loan Party to make any Disposition other than in accordance with Section 7.1.

(C)       ~~(iii)~~ Within two (2) Business Days after the receipt by any Loan Party or any of its Subsidiaries of Net Cash Proceeds from any Extraordinary Receipts which exceed Five Million Dollars ($5,000,000) from any one event or a series of related events, Borrower shall prepay the outstanding principal of the Advances in accordance with Section 2.4(c) in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith.

(D)       If, as of any Quarter End Date, the aggregate amount of cash or Cash Equivalents of the Borrower and its Subsidiaries taken together exceeds Fifty Million Dollars ($50,000,000), then within fifteen (15) days after such Quarter End Date, Borrower shall prepay the outstanding principal amount of the Advances plus any applicable interest and Applicable Premium in accordance with Section 2.4(c) in an amount equal to 100% of such excess.

(ii)       Optional Prepayment.

(A)       Revolving Advances. At Borrower’s option, Borrower may, (1) upon at least three (3) Business Days’ written notice to the Administrative Agent in the case of a LIBOR Rate Advance and (2) upon at least one (1) Business Days’ written notice to the Administrative Agent in the case of a Reference Rate Advance, prepay any or all of the Revolving Advances under this Agreement without premium or penalty; provided, that, (x) each prepayment made pursuant to this Section 2.4(b)(ii)(A) in connection with any reduction of the Revolving Commitments prior to the Revolving Availability Termination Date shall be accompanied by the payment of the Applicable Premium payable in connection with such reduction of the Revolving Commitments and (y) each prepayment made pursuant to this Section 2.4(b)(ii)(A) on or after the Revolving Availability Termination Date shall be irrevocable and accompanied by the payment of (i) accrued interest to the date of such payment on the amount prepaid and (ii) the Applicable Premium payable in connection with such prepayment of Revolving Advances.

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(B)       Term Advance. The Borrower may, at any time and from time to time, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, prepay the principal of the Term Advance, in whole or in part. Each prepayment made pursuant to this Section 2.4(b)(ii)(B) shall be irrevocable and accompanied by the payment of (1) accrued interest to the date of such payment on the amount prepaid and (2) the Applicable Premium payable in connection with such prepayment of the Term Advance.

(C)       Termination of Agreement. The Borrower may, upon at least five (5) days’ prior written notice to the Administrative Agent, terminate this Agreement by paying to the Administrative Agent, in cash, the Obligations (excluding any Contingent Indemnity Obligations) in full, plus the Applicable Premium, if any, payable in connection with such termination of this Agreement; provided that such notice may provide that it is conditioned upon the consummation of other financing or the consummation of a sale of Equity Interests, in which case, such notice may be revoked or extended by the Borrowers if any such condition is not satisfied prior to the date of termination of this Agreement in such notice. If the Borrower has sent a notice of termination pursuant to this Section 2.4(b)(ii)(C), then the Lenders’ obligations to extend credit hereunder shall terminate and the Borrower shall be obligated to repay the Obligations (but excluding any Contingent Indemnity Obligations) in full, plus the Applicable Premium payable in connection with such termination of this Agreement on the date set forth as the date of termination of this Agreement in such notice (except as revoked or extended as provided above).

(c)           Application of Payments. Each prepayment pursuant to this Section 2.4 (other than pursuant to Section 2.4(b)(ii)) shall be applied ~~to Advances~~first, to the Term Advance, until paid in full and second, to the Revolving Advances (with a corresponding permanent reduction in the Revolving Commitments if such prepayment is made prior to the Revolving Availability Termination Date), until paid in full. In addition, the Total Revolving Commitment shall be permanently reduced by the amount of each prepayment of Revolving Advances required to be made pursuant to this Section 2.4~~,~~ (with a corresponding permanent ~~reductions to the Commitments~~reduction in the Revolving Commitments if such prepayment is made prior to the Revolving Availability Termination Date). Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, if the Collateral Agent has elected, or has been directed by the Required Lenders, to apply payments in respect of any Obligations in accordance with Section 9.3(c)(ii), prepayment required under this Section 2.4 shall be applied in the manner set forth in Section 9.3(c)(ii).

(d)           Interest and Fees. Any prepayment made pursuant to this Section 2.4 shall be accompanied by (i) accrued interest on the principal amount being prepaid to the date of prepayment, (ii) any Funding Losses payable pursuant to Section 2.7, (iii) the Applicable Premium payable in connection with such prepayment or such reduction of Revolving Commitments in accordance with Section 2.5(d) and (iv) if such prepayment would reduce the amount of the outstanding Advances to zero at a time when the Total Revolving Commitment has been terminated, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to Section 2.5.

(e)           Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.4, payments with respect to any subsection of this Section 2.4 are in addition to payments made or required to be made under any other subsection of this Section 2.4.

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(f)           Waivable Mandatory Prepayments. Anything contained herein to the contrary notwithstanding, in the event that Borrower is required to make any mandatory prepayment (a “Waivable Mandatory Prepayment”) of the Advances pursuant to Section 2.4(b)2.4(b)(i), not less than two (2) Business Days prior to the date on which Borrower is required to make such Waivable Mandatory Prepayment (the “Required Prepayment Date”), Borrower shall notify, in writing, the Administrative Agent of the amount of such prepayment and the Administrative Agent will promptly thereafter notify each Lender of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each Lender may exercise its option to refuse such Waivable Mandatory Prepayment by giving written notice to Borrower and the Administrative Agent of its election to do so on or before the first Business Day prior to the Required Prepayment Date (it being understood that if a Lender does not notify Borrower and the Administrative Agent of its election to exercise such option on or before the first Business Day prior to the Required Prepayment Date, it shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, Borrower shall pay to the Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (i) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Advances of such Lenders (which prepayment shall be applied to prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(c)), (ii) to the extent of any excess, to those Lenders that have (x) elected not to exercise such option and (y) notified the Administrative Agent prior to the Required Prepayment Date that they have elected to accept such excess, on a pro rata basis to prepay the Advances of such Lenders (which prepayment shall be applied to prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(c)), and (iii) to the extent of any remaining excess, to Borrower for working capital and general corporate purposes.

2.5          Fees. Borrower shall pay to the Lenders:

(a)           [Reserved].

~~(b) Unused Revolving Line Facility Fee. A fee (the “Unused Revolving Line Fee”), which fee shall be paid quarterly to the Administrative Agent for the account of the Lenders, in accordance with their Pro Rata Shares, in arrears, on the last day of each fiscal quarter, in an amount equal to (i) 0.75% per annum calculated on the average unused portion of the Total Commitment for such quarter up to Twenty-Five Million Dollars ($25,000,000) and (ii) the interest that would have been applicable to LIBOR Rate Advances with an Interest Period of one (1) month at such time calculated on the average unused portion of the Total Commitment for such fiscal quarter in excess of Twenty-Five Million Dollars ($25,000,000).~~

(b)           [Reserved].

(c)           Expenses; Etc. All amounts due pursuant to Section 10.16 through and after the Effective Date, when due.

(d)           Applicable Premium.

(i)       Upon the occurrence of an Applicable Premium Trigger Event, Borrower shall pay to the Administrative Agent, for the account of the applicable Lenders in accordance with their Pro Rata Shares, the Applicable Premium.

(ii)       Any Applicable Premium payable in accordance with this Section 2.5(d) shall be presumed to be equal to the liquidated damages sustained by the Lenders as the result of the occurrence of the Applicable Premium Trigger Event and the Loan Parties agree that it is reasonable under the circumstances currently existing. THE LOAN PARTIES EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM IN CONNECTION WITH ANY ACCELERATION.

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(iii)       The Loan Parties expressly agree that: (A) the Applicable Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Premium shall be payable notwithstanding the then-prevailing market rates at the time payment is made; (C) there has been a course of conduct between Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Applicable Premium; (D) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (E) their agreement to pay the Applicable Premium is a material inducement to the Lenders to provide the Commitments and make the Advances; and (F) the Applicable Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Agents and Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Agent and Lenders or profits lost by the Agents and Lenders as a result of such Applicable Premium Trigger Event.

(iv)       Nothing contained in this Section 2.5(d) shall permit any prepayment of ~~the~~any Advances or reduction of the Revolving Commitments not otherwise permitted by the terms of this Agreement or any other Loan Document.

(e)           Fee ~~Letter~~Letters. As and when due and payable under the terms of the Fee Letter, the fees set forth in the Fee ~~Letter~~Letters.

2.6           LIBOR Option.

(a)           Borrower may, at any time and from time to time, so long as no Default or Event of Default has occurred and is continuing, elect to have interest on all or a portion of the Advances be charged at a rate of interest based upon the LIBOR Rate (the “LIBOR Option”) by notifying the Administrative Agent prior to 12:00 noon New York time at least three (3) Business Days prior to (i) the proposed Funding Date of ~~an~~a Revolving Advance or the Term Advance (as provided in Section 2.11), (ii) in the case of the conversion of a Reference Rate Advance to a LIBOR Rate Advance, the commencement of the proposed Interest Period or (iii) in the case of the continuation of a LIBOR Rate Advance as a LIBOR Rate Advance, the last day of the then current Interest Period (the “LIBOR Deadline”). If such notice of conversion or continuation fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. Notice of Borrower’s election of the LIBOR Option for a permitted portion of the Revolving Advances or the Term Advance and an Interest Period pursuant to this Section 2.6(a) shall be made by delivery to the Administrative Agent of (A) a Payment/Advance Form (in the case of the initial making of a Revolving Advance or the Term Advance) in accordance with Section 2.11 or (B) a LIBOR Notice prior to the LIBOR Deadline. Promptly upon its receipt of each such LIBOR Notice, the Administrative Agent shall notify each of the Revolving Lenders or Term Lenders, as applicable. Each LIBOR Notice shall be irrevocable and binding on Borrower.

(b)           Interest on LIBOR Rate Advances shall be payable in accordance with Section 2.3. On the last day of each applicable Interest Period, unless Borrower shall have properly exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Advances automatically shall convert to the rate of interest then applicable to Reference Rate Advances of the same type hereunder. At any time that a Default or an Event of Default has occurred and is continuing, Borrower no longer shall have the option to request that any portion of the Revolving Advances or Term Advance bear interest at the LIBOR Rate and the Administrative Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Advances to the rate of interest then applicable to Reference Rate Advances of the same type hereunder on the last day of the then current Interest Period.

(c)           Borrower may, on any Business Day of the then-current Interest Period applicable to any outstanding LIBOR Rate Advance, or on any Business Day with respect to Reference Rate Advances, convert any such Advance into another type of Advance (i.e., a Reference Rate Advance or a LIBOR Rate Advance) in the same aggregate principal amount, provided, that any conversion of a LIBOR Rate Advance not made on the last Business Day of the then current Interest Period applicable to such LIBOR Rate Advance shall be subject to Section 2.7. If Borrower desires to convert an Advance, Borrower shall deliver to the Administrative Agent a LIBOR Notice by no later than 12:00 noon New York time (i) on the day which is three (3) Business Days’ prior to the date on which such conversion is to occur with respect to a conversion from a Reference Rate Advance to a LIBOR Rate Advance, or (ii) on the day which is one (1) Business Day prior to the date on which such conversion is to occur with respect to a conversion from a LIBOR Rate Advance to a Reference Rate Advance, specifying, in each case, the date of such conversion, the Advances to be converted and if the conversion is from a Reference Rate Advance to a LIBOR Rate Advance, the duration of the first Interest Period therefor. If such notice of conversion from a Reference Rate Advance to a LIBOR Rate Advance fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

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(d)           Notwithstanding anything to the contrary contained in this Agreement, Borrower (i) shall have not more than five (5) LIBOR Rate Advances in effect at any given time, and (ii) only may exercise the LIBOR Option for LIBOR Rate Advances of at least Five Hundred Thousand Dollars ($500,000) and integral multiples of One Hundred Thousand Dollars ($100,000) in excess thereof.

(e)           Borrower may prepay LIBOR Rate Advances at any time; provided, that in the event that LIBOR Rate Advances are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any mandatory prepayment pursuant to Section 2.4(b) 2.4(b)(i) or any application of payments or proceeds of Collateral in accordance with Section 9.3 or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, Borrower shall indemnify, defend, and hold the Agents and Lenders harmless against any and all Funding Losses in accordance with Section 2.7.

(f)            Anything to the contrary contained herein notwithstanding, neither any Agent nor any Lender, nor any of their participants, is required to actually acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section 2 shall apply as if each Lender or its participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Advances.

2.7          Funding Losses. In connection with each Advance, Borrower shall indemnify, defend, and hold the Agents and Lenders harmless against any loss, cost, or expense incurred by any Agent or any Lender as a result of (a) the payment of any principal of any LIBOR Rate Advance other than on the last day of an Interest Period applicable thereto (including as a result of a Default or an Event of Default or any mandatory prepayment required pursuant to Section ~~2.4(b)~~2.4(b)(i)), (b) the conversion of any LIBOR Rate Advance other than on the last day of the Interest Period applicable thereto (including as a result of a Default or an Event of Default), or (c) the failure to borrow, convert, continue or prepay any LIBOR Rate Advance on the date specified in a Payment/Advance Form delivered pursuant hereto (such losses, costs, and expenses, collectively, “Funding Losses”). Funding Losses shall, with respect to any Agent or any Lender, be deemed to equal the amount reasonably determined by such Agent or such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Advance had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then-current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of an Agent or a Lender delivered to Borrower setting forth any amount or amounts that such Agent or such Lender is entitled to receive pursuant to this Section 2.7 shall be conclusive absent manifest error.

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2.8          Taxes.

(a)           Any and all payments by or on account of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all Taxes, except as required by applicable law. If any Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Secured Party (or any transferee or assignee thereof, including a participation holder (any such entity, a “Transferee”)), (i) the applicable Withholding Agent shall make such deductions, (ii) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and (iii) if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased by the amount necessary such that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.8) such Secured Party (or such Transferee) receives the amount equal to the sum it would have received had no such deductions been made.

(b)           In addition, each Loan Party agrees to pay to the relevant Governmental Authority in accordance with applicable law any Other Taxes. Each Loan Party shall deliver to each Secured Party official receipts in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes.

(c)           The Loan Parties hereby jointly and severally indemnify and agree to hold each Secured Party harmless from and against Indemnified Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 2.8) paid by such Person, whether or not such Indemnified Taxes were correctly or legally asserted. Such indemnification shall be paid within ten (10) days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Indemnified Taxes.

(d)           Each Lender (or Transferee) shall, at such times as are reasonably requested by Borrower or the Administrative Agent, provide Borrower and the Administrative Agent with any documentation prescribed by law or reasonably requested by Borrower or the Administrative Agent (as applicable) certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Tax with respect to any payments to be made to such Lender under the Loan Documents. In addition, any Lender (or Transferee), if reasonably requested by Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or the Administrative Agent as will enable Borrower or the Administrative Agent (as applicable) to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Each Lender (or Transferee) shall, whenever a change in circumstances renders such documentation inaccurate in any material respect, deliver promptly to Borrower or the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by Borrower or the Administrative Agent) or promptly notify Borrower or the Administrative Agent in writing of its inability to do so. Unless the applicable Loan Party or Lender (or Transferee) has received forms or other documents satisfactory to it indicating that payments under any Loan Document to or for such Lender (or Transferee) are not subject to withholding Tax or are subject to such Tax at a rate reduced by an applicable tax treaty, the applicable Loan Party or Lender (or Transferee) shall withhold amounts required to be withheld by applicable law from such payments at the applicable statutory rate. Notwithstanding any other provision of this Section 2.8(d), no Lender (or Transferee) shall be required to provide or deliver any document or form pursuant to this Section 2.8(d) (x) that such Lender (or Transferee) is not legally able to deliver or (y) (other than such documentation set forth in Sections 2.8(d)(i), 2.8(d)(ii) and 2.8(d)(iv) below) if in such Lender’s (or Transferee’s) judgment such provision or delivery would subject such Lender (or Transferee) to any unreimbursed cost or expense or would otherwise prejudice the legal or commercial position of such Lender (or Transferee). Without limiting the foregoing:

(i)       If a Lender (or Transferee) is a United States person (as defined in Section 7701(a)(30) of the Internal Revenue Code), such Lender (or Transferee) shall deliver to Borrower and the Administrative Agent, on or before the date on which it becomes a party to this Agreement, two properly completed and duly signed original copies of Internal Revenue Service Form W-9 certifying that Lender is exempt from U.S. federal backup withholding tax.

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(ii)       If a Lender (or Transferee) is not a United States person (as defined in Section 7701(a)(30) of the Code) (a “Non-U.S. Lender”), such Lender (or Transferee) shall deliver to Borrower and the Administrative Agent, on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of Borrower or the Administrative Agent), whichever of the following is applicable:

(A)       two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party, and such other documentation as required under the Code,

(B)       two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI (or any successor forms),

(C)       in the case that Lender (or Transferee) is claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (A) a certificate (any such certificate a “Certificate Regarding Non-Bank Status”) certifying that such Non-U.S. Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Borrower, within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and that no interest payments in connection with the Loan Documents are effectively connected with such Lender’s conduct of a U.S. trade or business and (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or any successor forms), or

(D)       to the extent such Lender (or Transferee) is not the beneficial owner, Internal Revenue Service Form W-8IMY (or any successor forms) of Lender (or Transferee), accompanied by a Form W-8ECI, Form W-8BEN, Form W-8BEN-E, a Certificate Regarding Non-Bank Status, or Form W-9, or Form W-8IMY.

(iii)       Any other form prescribed by applicable law as a basis for claiming exemption from or a reduction United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(iv)       If a payment made to a Lender (or Transferee) under any Loan Document would be subject to U.S. federal withholding Tax imposed under FATCA if such Lender (or Transferee) were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender (or Transferee) shall deliver to Borrower or the Administrative Agent at the time or times prescribed by laws and at such time or times reasonably requested by Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by Borrower or the Administrative Agent as may be necessary for Borrower or the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender (or Transferee) has or has not complied with such Lender’s obligations under FATCA and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.8(d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

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(e)           If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.8 (including by the payment of additional amounts pursuant to this Section 2.8), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.8 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (e) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (e) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (e) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(f)           The obligations of the Loan Parties under this Section 2.8 shall survive the termination of this Agreement and the payment of the Advances and all other amounts payable hereunder.

2.9           Increased Costs and Reduced Return.

(a)           If any Secured Party shall have determined that any Change in Law shall (i) subject such Secured Party, or any Person controlling such Secured Party to any Tax with respect to this Agreement or any Advance made by such Secured Party or change the basis of taxation of payments to such Secured Party or any Person controlling such Secured Party of any amounts payable hereunder (except for Indemnified Taxes and Excluded Taxes), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Advance, or against assets of or held by, or deposits with or for the account of, or credit extended by, such Secured Party or any Person controlling such Secured Party or (iii) impose on such Secured Party or any Person controlling such Secured Party any other condition regarding this Agreement or any Advance, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to such Secured Party of making any Advance or agreeing to make any Advance, or to reduce any amount received or receivable by such Secured Party hereunder, then, upon demand by such Secured Party, Borrower shall pay to such Secured Party such additional amounts as will compensate such Secured Party for such increased costs or reductions in amount.

(b)           If any Secured Party shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by such Secured Party or any Person controlling such Secured Party, and such Secured Party determines that the amount of such capital is increased as a direct or indirect consequence of any Advances made or maintained or any guaranty or participation with respect thereto, such Secured Party’s or such other controlling Person’s other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on such Secured Party’s or such other controlling Person’s capital to a level below that which such Secured Party or such controlling Person could have achieved but for such circumstances as a consequence of any Advances made or maintained or any guaranty or participation with respect thereto or any agreement to make Advances or such Secured Party’s or such other controlling Person’s other obligations hereunder (in each case, taking into consideration, such Secured Party’s or such other controlling Person’s policies with respect to capital adequacy), then, upon demand by such Secured Party, Borrower shall pay to such Secured Party from time to time such additional amounts as will compensate such Secured Party for such cost of maintaining such increased capital or such reduction in the rate of return on such Secured Party’s or such other controlling Person’s capital.

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(c)           All amounts payable under this Section 2.9 shall bear interest from the date that is ten (10) days after the date of demand by any Secured Party until payment in full to such Secured Party at the Reference Rate. A certificate of such Secured Party claiming compensation under this Section 2.9, specifying the event herein above described and the additional amount due shall be final and conclusive absent manifest error.

(d)           Failure or delay on the part of any Secured Party to demand compensation pursuant to the foregoing provisions of this Section 2.9 shall not constitute a waiver of such Secured Party’s right to demand such compensation.

(e)           The obligations of the Loan Parties under this Section 2.9 shall survive the termination of this Agreement and the payment of the Advances and all other amounts payable hereunder.

2.10       Change in Law; Illegality; Inability to Determine Interest Rates.

(a)           The LIBOR Rate may be adjusted by the Administrative Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor) which additional or increased costs would increase the cost of funding Advances bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrower and the Administrative Agent notice of such a determination and adjustment and, upon its receipt of the notice from the affected Lender, Borrower may, by notice to such affected Lender, require such Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment.

(b)           In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain any LIBOR Rate Advance or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Borrower and the Administrative Agent and (i) in the case of any LIBOR Rate Advances that are outstanding, the date specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Advance, and interest upon the LIBOR Rate Advances thereafter shall accrue interest at the rate then applicable to Reference Rate Advances of the same type hereunder, and (ii) Borrower shall not be entitled to elect the LIBOR Option (including in any borrowing, conversion or continuation then being requested) until such Lender determines that it would no longer be unlawful or impractical to do so.

(c)           The obligations of the Loan Parties under this Section 2.10 shall survive the termination of this Agreement and the payment of the Advances and all other amounts payable hereunder.

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2.11        Making the Advances. ~~With respect to the making of Advances:~~

(a)           Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower shall give the Administrative Agent written notice substantially in the form of the Payment/Advance Form by 12:00 noon New York time on the date which is (a) three (3) Business Days prior to the Funding Date of the Advance (or such period shorter than three (3) Business Days as may be agreed by the Administrative Agent), in the case of the initial Revolving Advance to be made on the Effective Date and the Term Advance to be made on the Second Amendment Effective Date and (b) fifteen (15) Business Days prior to the Funding Date of the Advance, in the case of all other Revolving Advances. The Payment/Advance Form shall be executed by a Responsible Officer or his or her designee, and shall specify (a) the principal amount of the proposed Advance~~, (b)~~ (which, in the case of the Term Advance on the Second Amendment Effective Date, shall be the full amount of the available Total Term Commitment), (b) whether such Advance is requested to be a Revolving Advance or the Term Advance; provided that the Term Advance shall be requested on the Second Amendment Effective Date and not thereafter, (c) whether the Advance is requested to be a Reference Rate Advance or a LIBOR Rate Advance and, in the case of a LIBOR Rate Advance, the initial Interest Period with respect thereto, (~~c~~d) wire instructions for the account of Borrower into which such funds should be deposited, and (~~d~~e) the proposed Funding Date, which must be a Business Day and, with respect to the Term Advance, must be the Second Amendment Effective Date. If the Payment/Advance Form requests a LIBOR Rate Advance and fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. The Secured Parties may act without liability upon the basis of written, emailed or telecopied notice believed in good faith by such Secured Party to be from Borrower (or from any Responsible Officer thereof). The Secured Parties shall be entitled to rely conclusively on any Responsible Officer’s authority to request an Advance on behalf of Borrower until the Administrative Agent receives written notice to the contrary. The Secured Parties shall have no duty to verify the authenticity of the signature appearing on any Payment/Advance Form. Each Payment/Advance Form pursuant to this Section 2.11(a) shall be irrevocable and Borrower shall be bound to make a borrowing in accordance therewith. Each Revolving Advance shall be made in a minimum amount of Five Hundred Thousand Dollars ($500,000) and shall be in an integral multiple of One Hundred Thousand Dollars ($100,000).

(b)           (i)       Except as otherwise provided in this Section 2.11(b), all Advances under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Commitment or the Total Term Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make an Advance requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make an Advance requested hereunder, and each Lender shall be obligated to make the Advances required to be made by it by the terms of this Agreement regardless of the failure by any other Lender. Not later than 3:00 p.m., New York City time, on the borrowing date, each Lender shall make available to the Administrative Agent to the Administrative Agent’s Account an amount in immediately available funds equal to the Term Advance or Revolving Advance to be made by such Lender. Upon receipt of all requested funds, the Administrative Agent shall deliver to the account of Borrower specified in the Payment/Advance Form the aggregate of the amounts made available to the Administrative Agent by the Lenders in immediately available funds.

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(ii)       Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among Borrower, the Agents and the Lenders, Borrower, the Agents and the Lenders agree that the Administrative Agent may (but shall not be obligated to), and Borrower and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Revolving Lenders, Revolving Advances pursuant to Section 2.1.1(a), subject to the procedures for settlement set forth in Section 2.11(c); provided, however, that (A) the Administrative Agent shall in no event fund any such Revolving Advances if the Administrative Agent shall have received written notice from the Collateral Agent or the Required Lenders on the Business Day prior to the date of the proposed Revolving Advance that one or more of the conditions precedent contained in Section 3 will not be satisfied at the time of the proposed Revolving Advance, and (B) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 3 have been satisfied. If Borrower gives a Payment/Advance Form requesting ~~an~~a Revolving Advance and the Administrative Agent elects not to fund such Revolving Advance on behalf of the Revolving Lenders, then promptly after receipt of the Payment/Advance Form requesting such Revolving Advance, the Administrative Agent shall notify each Revolving Lender of the specifics of the requested Advance and that it will not fund the requested Revolving Advance on behalf of the Revolving Lenders. If the Administrative Agent notifies the Revolving Lenders that it will not fund a requested Revolving Advance on behalf of the Revolving Lenders, each Revolving Lender shall make its Pro Rata Share of the Revolving Advance available to the Administrative Agent, in immediately available funds, in the Administrative Agent’s Account no later than 3:00 p.m. (New York City time) (provided that the Administrative Agent requests payment from such Revolving Lender not later than 1:00 p.m. (New York City time)) on the date of the proposed Revolving Advance. The Administrative Agent will make the proceeds of such Revolving Advances available to Borrower on the day of the proposed Revolving Advance by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Advances received by the Administrative Agent in the Administrative Agent’s Account or the amount funded by the Administrative Agent on behalf of the Revolving Lenders to be deposited in an account designated by Borrower.

(iii)       If the Administrative Agent has notified the Lenders that the Administrative Agent, on behalf of the Revolving Lenders, will not fund a particular Revolving Advance pursuant to Section 2.11(b)(ii), the Administrative Agent may assume that each such Revolving Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to Borrower on such day. If the Administrative Agent makes such corresponding amount available to Borrower and such corresponding amount is not in fact made available to the Administrative Agent by any such Revolving Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three (3) Business Days and thereafter at the Reference Rate. During the period in which such Revolving Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to Borrower shall, for all purposes hereof, be ~~an~~a Revolving Advance made by the Administrative Agent for its own account. Upon any such failure by a Revolving Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify Borrower of such failure and Borrower shall immediately pay such corresponding amount to the Administrative Agent for its own account.

(iv)       Nothing in this Section 2.11(b) shall be deemed to relieve any Revolving Lender from its obligations to fulfill its Revolving Commitment hereunder or to prejudice any rights that the Administrative Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

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(c)           (i)       With respect to all periods for which the Administrative Agent has funded Revolving Advances pursuant to Section 2.11(b), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a “Settlement Period”), the Administrative Agent shall notify each Revolving Lender of the unpaid principal amount of the Revolving Advances outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving Advances outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Advances made on the date of such Revolving Lender’s initial funding), each Revolving Lender shall promptly (and in any event not later than 2:00 p.m. (New York City time) if the Administrative Agent requests payment from such Revolving Lender not later than 12:00 noon (New York City time) on such day) make available to the Administrative Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Administrative Agent shall promptly pay over to each Revolving Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against Borrower for repayment, each Revolving Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Revolving Lender, sufficient funds to adjust the interests of the Revolving Lenders in the then outstanding Revolving Advances to such an extent that, after giving effect to such adjustment, each such Revolving Lender’s interest in the then outstanding Revolving Advances will be equal to its Pro Rata Share thereof. The obligations of the Administrative Agent and each Lender under this Section 2.11(c) shall be absolute and unconditional. Each Revolving Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Advances which have been funded by such Revolving Lender.

(ii)       In the event that any Revolving Lender fails to make any payment required to be made by it pursuant to Section 2.11(c)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three (3) Business Days and thereafter at the Reference Rate. During the period in which such Revolving Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to Borrower shall, for all purposes hereof, be ~~an~~a Revolving Advance made by the Administrative Agent for its own account. Upon any such failure by a Revolving Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify Borrower of such failure and Borrower shall immediately pay such corresponding amount to the Administrative Agent for its own account. Nothing in this Section 2.11(c)(ii) shall be deemed to relieve any Revolving Lender from its obligation to fulfill its Revolving Commitment hereunder or to prejudice any rights that the Administrative Agent or Borrower may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder.

2.12        Evidence of Debt.

(a)           Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of Borrower to such Lender resulting from each Advance made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(b)           The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Advance made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(c)           The entries made in the accounts maintained pursuant to Section 2.12(a) or Section 2.12(b) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that (i) the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Advances in accordance with the terms of this Agreement and (ii) in the event of any conflict between the entries made in the accounts maintained pursuant to Section 2.12(a) and the accounts maintained pursuant to Section 2.12(b), the accounts maintained pursuant to Section 2.12(b) shall govern and control.

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(d)           Any Lender may request that Advances made by it be evidenced by a promissory note substantially in the form of Exhibit C hereto. In such event, Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Collateral Agent and reasonably acceptable to Borrower. Thereafter, the Advances evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 13.15) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

2.13        Mitigation Obligations; Replacement of Lenders.

(a)           If any Lender requires Borrower to pay any additional amounts under Section 2.8 or requests compensation under Section 2.9, then such Lender shall (at the request of Borrower) use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to such Section in the future, and (ii) would not, in the sole determination of such Lender (or Transferee) subject such Lender (or Transferee) to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender (or Transferee). Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender (or Transferee) in connection with any such designation or assignment.

(b)           If any Lender requires Borrower to pay any additional amounts under Section 2.8 or requests compensation under Section 2.9 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with clause (a) above, or if any Lender is a Defaulting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 13.15), all of its interests, rights and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i)       Borrower shall have paid to the Agents any assignment fees specified in Section 13.15;

(ii)       such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.7 and Section 2.8) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts);

(iii)       in the case of any such assignment resulting from payments required to be made pursuant to Section 2.8 or a claim for compensation under Section 2.9, such assignment will result in a reduction in such compensation or payments thereafter; and

(iv)       such assignment does not conflict with applicable law.

Prior to the effective date of such assignment, the assigning Lender shall execute and deliver an Assignment and Acceptance, subject only to the conditions set forth above. If the assigning Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such assignment, the assigning Lender shall be deemed to have executed and delivered such Assignment and Acceptance. Any such assignment shall be made in accordance with the terms of Section 13.15.

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A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.

3.            CONDITIONS OF ADVANCES

3.1          Conditions Precedent to Initial Advance. Each Lender’s obligation to make the initial Advance and each Secured Party’s obligations hereunder is subject to the conditions precedent that:

(a)           The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and the Required Lenders, such documents, and completion of such other matters, as the Administrative Agent or the Required Lenders may reasonably deem necessary or appropriate, including, without limitation:

(i)       duly executed original signatures to the Loan Documents;

(ii)        (A) each Loan Party’s Governing Documents, (B) a good standing certificate of each Loan Party certified by the Secretary of State of the jurisdiction of incorporation of each Loan Party as of a date no earlier than thirty (30) days prior to the Effective Date together with bring-down telegrams or facsimiles reasonably requested by the Administrative Agent;

(iii)       Secretary’s Certificates with completed Borrowing Resolutions from each of the Loan Parties in the form attached hereto as Exhibit F;

(iv)       a duly executed Federal Reserve Form U-1 (Regulation U);

(v)       proper financing statements in form appropriate for filing under the Code of all jurisdictions that the Administrative Agent may deem necessary in order to perfect and protect the first priority liens, subject to Permitted Liens, and security interests created under the Pledge and Security Agreement, covering the Collateral described in the Pledge and Security Agreement;

(vi)       evidence of the completion of all other recordings and filings of or with respect to the Pledge and Security Agreement that the Agents may deem necessary in order to perfect and protect the security interest created thereunder and payment of all filing and recording fees related thereto;

(vii)       evidence that all other actions that the Agents may deem necessary in order to perfect and protect the first priority liens, subject to Permitted Liens, and security interests created under the Pledge and Security Agreement has been taken (including, without limitation, receipt of duly executed payoff letters and/or release letters and UCC-3 termination statements);

(viii)     [Reserved];

(ix)       a legal opinion of Borrower’s counsel dated as of the Effective Date together with the duly executed original signatures thereto;

(x)       payment of the fees then due as specified in Section 2.5 hereof and all other amounts then due as specified in Section 10.16;

(xi)       Solvency Certificate;

(xii)       such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Administrative Agent and the Required Lenders in form and substance, as the Administrative Agent or the Required Lenders may reasonably request, including, without limitation, a duly executed W-9 (or such other applicable Internal Revenue Service tax form) and requested “know your customer” information from the Loan Parties;

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(xiii)       evidence of the insurance coverage required by Section 6.12 and such other insurance coverage with respect to the business and operations of the Loan Parties as the Administrative Agent may reasonably request, in each case, where requested by the Administrative Agent, with such endorsements as to the named insureds or loss payees thereunder as the Administrative Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon thirty (30) days’ prior written notice to the Collateral Agent and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Collateral Agent may request;

(xiv)       evidence demonstrating that Borrower is in compliance with the requirements of Sections 6.5 and 7.3 and that there is no Default or Event of Default under Sections 8.14 or 8.15, in each case after giving effect to any transactions contemplated at such time;

(xv)       a Portfolio Report; and

(xvi)       a Miscellaneous Securities Report.

3.2          Conditions Precedent to all Advances. Any Lender’s obligation to make each Advance, including the initial Advance, is subject to fulfillment, in a manner satisfactory to the Administrative Agent and the Required Lenders, of each of the following conditions precedent:

(a)           timely receipt of an executed Payment/Advance Form by the Administrative Agent;

(b)          (i) the representations and warranties in Section 5 shall be true, accurate and complete in all material respects on the date of the Payment/Advance Form and on the Funding Date of each Advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and (ii) no Default or Event of Default shall have occurred and be continuing or result from the Advance;

(c)           Borrower shall have paid all amounts then payable by Borrower pursuant to this Agreement or any other Loan Document, including all amounts due under Section 10.16;

(d)           the Required Lenders shall have determined, in their sole judgment, that no event or development shall have occurred since December 31, 2016 which has resulted in or could reasonably be expected to result in a Material Adverse Change;

(e)           there shall be no actions, suits or proceedings pending or threatened (i) with respect to this Agreement or any other Loan Document, or (ii) which the Administrative Agent shall determine has resulted in, or could reasonably be expected to result in, a Material Adverse Change; and

(f)            the making of such Advance shall not contravene any law, rule or regulation applicable to any Secured Party.

4.            GUARANTY

4.1          Guaranty. Each Guarantor hereby jointly and severally and absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding), fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by Borrower, being the “Guaranteed Obligations”), and agrees to pay any and all reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket fees and expenses of counsel) incurred by the Secured Parties in enforcing any rights under the guaranty set forth in this Section 4. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrower to the Secured Parties under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving Borrower.

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4.2          Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Secured Parties with respect thereto. Each Guarantor agrees that this Section 4 constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this Section 4 are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Section 4 shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)           any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

(c)           any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)           the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Secured Party;

(e)           any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

(f)           any other circumstance (other than defense of payment, but including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Secured Parties that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Section 4 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

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4.3           Waiver. Each Guarantor hereby waives (a) promptness and diligence, (b) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Section 4 and any requirement that the Secured Parties exhaust any right or take any action against any Loan Party or any other Person or any Collateral, (c) any right to compel or direct any Secured Party to seek payment or recovery of any amounts owed under this Section 4 from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (d) any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (e) any other defense available to any Guarantor. Each Guarantor agrees that the Secured Parties shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4.3 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Section 4, and acknowledges that this Section 4 is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

4.4          Continuing Guaranty; Assignments. This Section 4 is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Section 4 and the Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments and its Advances) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Secured Party herein or otherwise, in each case as provided in Sections 10.7 or 13.15, as applicable.

4.5          Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Section 4, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Secured Parties against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Section 4 shall have been paid in full in cash and the Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations (other than Contingent Indemnity Obligations) and all other amounts payable under this Section 4 and the Maturity Date, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Section 4, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Section 4 thereafter arising. If (i) any Guarantor shall make payment to each of the Secured Parties of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Section 4 shall be paid in full in cash and (iii) the Maturity Date shall have occurred, the Secured Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

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4.6          Contribution. All Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Section 4. Accordingly, in the event any payment or distribution is made on any date by a Guarantor under this Section 4 such that its Aggregate Payments exceeds its Fair Share as of such date, such Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor's Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to any Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Guarantor, to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by, (b) the aggregate amount paid or distributed on or before such date by all Guarantors under this Section 4 in respect of the Guaranteed Obligations. “Fair Share Contribution Amount” means, with respect to any Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Section 4 that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Guarantor for purposes of this Section 4.6, any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. “Aggregate Payments” means, with respect to any Guarantor as of any date of determination, an amount equal to (A) the aggregate amount of all payments and distributions made on or before such date by such Guarantor under this Section 4 (including, without limitation, in respect of this Section 4.6), minus (B) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 4.6. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 4.6 shall not be construed in any way to limit the liability of any Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 4.6.

5.            REPRESENTATIONS AND WARRANTIES

Each Loan Party jointly and severally represents and warrants to the Secured Parties as follows:

5.1          Due Organization, Authorization; Power and Authority. Each Loan Party is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so has not had and could not reasonably be expected to have a Material Adverse Change. The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party have been duly authorized and do not (i) conflict with any of such Loan Party’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which such Loan Party or any of its property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) constitute an event of default under any material agreement (as defined by the Exchange Act) by which each Loan Party is bound. Each Loan Party is not in default under any agreement to which it is a party or by which such Loan Party or any of its Subsidiaries or any of their property or assets may be bound in which the default has had or could reasonably be expected to have a Material Adverse Change.

5.2          Collateral. Each Loan Party has good title to, has rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens (excluding Stock Restrictions).

This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

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5.3          Litigation. As of the Effective Date and as and when required by Section 3.2 hereof (including as of the date of any Payment/Advance Form and any Funding Date), there are no actions or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against any Loan Party or any of its Subsidiaries involving more than Five Hundred Thousand Dollars ($500,000) or which has resulted in or could reasonably be expected to result in a Material Adverse Change.

5.4          No Material Deterioration in Financial Condition; Financial Statements. As of the Effective Date and as and when required by Section 3.2 hereof (including as of the date of any Payment/Advance Form and any Funding Date), all consolidated financial statements of Borrower delivered to the Administrative Agent fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any change in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to the Administrative Agent that could reasonably be expected to result in or constitute a Material Adverse Change.

5.5          Solvency. As of the Effective Date and as and when required by Section 3.2 hereof (including as of the date of any Payment/Advance Form and any Funding Date), (i) the fair salable value of the Loan Parties’ assets (including goodwill minus disposition costs), on a consolidated basis, exceeds the fair value of their liabilities; (ii) the Loan Parties, on a consolidated basis, are not left with unreasonably small capital after the consummation of the transactions described in this Agreement; and (iii) the Loan Parties, on a consolidated basis, are able to pay their debts (including trade debts) as they become due.

5.6          Regulatory Compliance. As of the Effective Date and as and when required by Section 3.2 hereof (including as of the date of any Payment/Advance Form and any Funding Date), no Loan Party is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act. No Loan Party is engaged as one of its activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Each Loan Party has complied in all material respects with the Federal Fair Labor Standards Act. No Loan Party is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” for purposes of and as each term is defined and used in the Public Utility Holding Company Act of 2005. No Loan Party has violated any laws, ordinances or rules, the violation of which has had or could reasonably be expected to have a Material Adverse Change. None of the Loan Parties’ nor any of their respective Subsidiaries’ properties or assets have been used by any Loan Party or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Each Loan Party and each of its Subsidiaries have obtained and is in compliance with all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Change.

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5.7          ERISA Compliance. (a) No ERISA Event has presently occurred, is continuing, or is reasonably likely to occur with respect to which any Loan Party or ERISA Affiliate has or is reasonably likely to incur any liability; (b) each Employee Plan maintained by a Loan Party is in compliance in form and operation with ERISA and the U.S. Internal Revenue Code and all other applicable laws and regulations, except in each as would not have or not be reasonably likely to have a Material Adverse Change; (c) neither any Loan Party nor any ERISA Affiliate has presently incurred a complete or partial withdrawal from any Multiemployer Plan, and if each Loan Party and each ERISA Affiliate were to withdraw in a complete withdrawal as of the date hereof, the aggregate withdrawal liability that would be incurred would not reasonably be expected to result in a material liability for any Loan Party; (d) there are no actions, suits or claims pending against or involving an Employee Plan (other than routine claims for benefits) or, to the knowledge of any Loan Party, threatened, which would reasonably be expected to be asserted successfully against any Employee Plan and, if so asserted successfully, would reasonably be expected to result in a material liability for any Loan Party; (e) each Loan Party and ERISA Affiliate has made all material contributions to or under each such Employee Plan it is required by law to make within the applicable time limits prescribed thereby, the terms of such Employee Plan, or any contract or agreement requiring contributions to an Employee Plan, except where any failure to comply would not reasonably be expected to have a Material Adverse Change; (f) neither any Loan Party nor any ERISA Affiliate has ceased operations at a facility so as to become subject to the provisions of Section 4068(a) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Employee Plan subject to Section 4064(a) of ERISA to which it made contributions, except in each as would not have or not be reasonably likely to have a Material Adverse Change; and (g) to the knowledge of each Loan Party, no Multiemployer Plan is or is reasonably likely to become insolvent for purposes of Title IV of ERISA.

5.8          Investments. As of the Effective Date and as and when required by Section 3.2 hereof (including as of the date of any Payment/Advance Form and any Funding Date), no Loan Party owns any Securities except for (i) the Equity Interests in other Loan Parties pledged by it under the Pledge and Security Agreement, (ii) Excluded Assets and (iii) any other Permitted Investments. All of the Private Securities owned by any Loan Party have been validly issued, are fully paid and nonassessable and are owned by such Loan Party free and clear of all Liens. ~~The~~Each Portfolio Report sets out the true and correct number of Securities in the Portfolio owned by each Loan Party, the name of issuer of such Securities, the sector of such issuer’s primary business, the percentage interest on a fully-diluted basis that such Securities constitute in the issuer of such Securities and the percentage (calculated based on the cost of acquisition) that Securities of each issuer comprise of the Portfolio, in each case, as of the date of ~~the applicable~~such Portfolio Report. No Loan Party has direct or indirect interest in any Securities other than those set out in such Portfolio Report and Miscellaneous Securities. Except as set forth on Schedule 5.8(b), none of the Private Securities included in the Portfolio is subject to any Stock Restrictions other than those imposed by applicable law.

5.9          Tax Returns and Payments; Pension Contributions. Each Loan Party and its Subsidiaries have timely filed all required tax returns and reports, and each Loan Party and its Subsidiaries have timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by it, other than to the extent such Loan Party (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, (b) notifies the Administrative Agent in writing of the commencement of, and any material development in, the proceedings and (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a Permitted Lien. No Loan Party is aware of any claims or adjustments proposed for any Loan Party’s prior tax years which could result in additional taxes becoming due and payable. Each Loan Party has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and no Loan Party has withdrawn from participation in, and no Loan Party has permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any material liability of such Loan Party, including any material liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

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5.10        Use of Proceeds. No Loan Party has used and no Loan Party shall use the proceeds of the Advances for anything other than (a) as working capital to fund its general business requirements, (b) to fund Permitted Investments, (c) to repay ~~all or any portion of the Permitted Indebtedness identified in clause (b) of the definition thereof, and (d)~~the Debentures in full on or before their stated maturity date as in effect on the date hereof, and (d) the repurchase by Borrower of Equity Interests issued by it in accordance with Section 7.8.

5.11        Full Disclosure. No written representation, warranty or other statement of any Loan Party in any certificate or written statement given to any Secured Party, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to the Secured Parties, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by the Secured Parties that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12        Write-Off of Material Investments. Since the date of delivery by the Borrower of its most recent financial statements in accordance with Section 6.2, no Loan Party has written off or written down, nor does any Loan Party currently propose to write off or write down, its direct or indirect interest in any of its assets by more than Five Million Dollars ($5,000,000) in the aggregate.

5.13        Capitalization. On the Effective Date, after giving effect to the transactions contemplated hereby to occur on the Effective Date and as and when required by Section 3.2 hereof (including as of the date of any Payment/Advance Form and any Funding Date) (as updated on such date), the authorized Equity Interests of each Subsidiary of a Loan Party and the issued and outstanding Equity Interests of each of such Subsidiaries are as set forth on Schedule 5.13 (as updated on such date) and accurately depicted in the organizational chart set forth therein. All of the issued and outstanding shares of Equity Interests of each of each Subsidiary of a Loan Party have been validly issued and are fully paid and nonassessable. All Equity Interests of such Subsidiaries of Borrower are owned by Borrower or another Loan Party free and clear of all Liens, including any restrictions on the Disposition thereof (other than the Permitted Liens set forth in clause (a) of the definition thereof). Except as described on Schedule 5.13 (as updated, if applicable), there are no outstanding Securities of any Loan Party or any of its Subsidiaries and no outstanding obligations of any Loan Party or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from any of such Loan Party’s Subsidiaries, or other obligations of such Subsidiaries to issue, directly or indirectly, any shares of Equity Interests of any of its Subsidiaries.

5.14        Anti-Money Laundering and Anti-Terrorism Laws.

(a)           None of the Loan Parties, any of their respective Subsidiaries, their respective directors, officers, employees or agents, has violated or is in violation of any of the Anti-Money Laundering and Anti-Terrorism Laws in any material respect or has engaged in or conspired to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the Anti-Money Laundering and Anti-Terrorism Laws.

(b)           None of the Loan Parties, nor any Subsidiary of any of the Loan Parties (nor any issuer of any Private Securities included in the Portfolio or Miscellaneous Securities that would have been a Subsidiary but for the proviso to the definition of “Subsidiary”), nor any officer, director, employee or principal shareholder or owner of any of the Loan Parties, any of their Subsidiaries (or any issuer of any Private Securities included in the Portfolio or Miscellaneous Securities that would have been a Subsidiary but for the proviso to the definition of “Subsidiary”), nor any of the Loan Parties’ or any of such Subsidiaries’ respective agents (or that of any issuer of any Private Securities included in the Portfolio or Miscellaneous Securities that would have been a Subsidiary but for the proviso to the definition of “Subsidiary”) acting or benefiting in any capacity in connection with the Advances or other transactions hereunder, is a Blocked Person.

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(c)           None of the Loan Parties, nor any Subsidiary of any of the Loan Parties (nor any issuer of any Private Securities included in the Portfolio or Miscellaneous Securities that would have been a Subsidiary but for the proviso to the definition of “Subsidiary”), nor any of their respective agents acting in any capacity in connection with the Advances or other transactions hereunder, (i) conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any Sanctions Programs.

(d)           Borrower will not request any Advance hereunder, and Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Advance hereunder (i) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Blocked Person, or in any Sanctioned Country, or (ii) in any manner that would result in the violation of Anti-Money Laundering and Anti-Terrorism Laws applicable to any Person (including any Agent or any Lender).

(e)           The Loan Parties have adopted, implemented and maintain policies and procedures that are reasonably designed to ensure compliance with the Anti-Money Laundering and Anti-Terrorism Laws by the Loan Parties, their respective Subsidiaries and their respective directors, officers, employees and agents.

5.15       Anti-Bribery and Anti-Corruption Laws.

(a)           The Loan Parties, their respective Subsidiaries, their respective directors, officers and employees and to the knowledge of Borrower, their respective agents, are in compliance with the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the anti-bribery and anti-corruption laws, rules and regulations of any jurisdictions applicable to the Loan Parties or their Subsidiaries from time to time (collectively, the “Anti-Corruption Laws”).

(b)           None of the Loan Parties has at any time:

(i)       offered, promised, paid, given or authorized the payment or giving of any money, gift or other thing of value, directly or indirectly, to or for the benefit of any employee, official, or other person acting on behalf of any foreign (i.e., non-U.S.) Governmental Authority, or of any public international organization, or any foreign political party or official thereof, or candidate for foreign political office (collectively, “Foreign Official”), for the purpose of: (A) improperly influencing any act or decision of such Foreign Official in his, her, or its official capacity, (B) inducing such Foreign Official to do, or omit to do, an act in violation of the lawful duty of such Foreign Official or (C) securing any improper advantage, in order to obtain or retain business for, or with, or to direct business to, any Person; or

(ii)       acted or attempted to act in any manner which would subject any of the Loan Parties to liability under any Anti-Corruption Law.

(c)           There are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Corruption Law by any of the Loan Parties or any of their respective current or former directors, officers, employees, agents, or other persons acting on their behalf.

(d)           The Loan Parties have adopted, implemented and maintain anti-bribery and anti-corruption policies and procedures that are reasonably designed to ensure compliance with the Anti-Corruption Laws by the Loan Parties, their respective Subsidiaries and their respective directors, officers, employees and agents.

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(e)           Borrower will not request any Advance hereunder, and Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Advance hereunder in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws.

5.16        Insurance. Each Loan Party maintains the insurance and required services and financial assurance as required by law and as required by Section 6.12.  Schedule 5.16 sets forth a list of all insurance maintained by each Loan Party on the Second Amendment Effective Date.

5.17        Nature of Business.

(a)           Borrower is not engaged in any business other than as set forth on Schedule 5.17(a) or business activities incidental or related thereto.

(b)           No Loan Party (i) has any Indebtedness other than Permitted Indebtedness, or (ii) (A) engages in any business or activities (other than acting as an owner of another Loan Party, BVI Subsidiary or Private Securities included in the Portfolio or, in the case of Borrower, as described in paragraph (a) above), (B) owns any assets (other than the Equity Interests in other Loan Parties pledged by it under the Pledge and Security Agreement, Excluded Assets, cash and other Permitted Investments held in accordance with this Agreement) or (C) has any Subsidiaries other than Loan Parties or BVI Subsidiary.

(c)           BVI Subsidiary does not own any material assets other than those assets set forth on Schedule 5.17(c).

5.18        Adverse Agreements, Etc. No Loan Party or any of its Subsidiaries is a party to any Contractual Obligation or subject to any restriction or limitation in any Governing Document or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which (either individually or in the aggregate) results in, or in the future would reasonably be expected (either individually or in the aggregate) to result in, a Material Adverse Change.

5.19        Employee and Labor Matters. There is (i) no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party or (iii) to the knowledge of each Loan Party, no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any Loan Party, except, as to each of (i), (ii) and (iii) above, as would not reasonably be expected to result in a Material Adverse Change. No Loan Party or any of its ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All payments due from any Loan Party on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

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5.20        Intellectual Property. Each Loan Party owns or licenses or otherwise has the right to use all Intellectual Property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change. Set forth on Schedule 5.20 is a complete and accurate list as of the Second Amendment Effective Date of each item of Registered Intellectual Property (except with respect to copyrights, which shall be limited to the material copyrights owned by each Loan Party. To the knowledge of each Loan Party, no trademark or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Change. To the knowledge of each Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code pertaining to Intellectual Property is pending or proposed, which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change.

5.21        No Default or Event of Default. No Default or Event of Default has occurred and is continuing.

5.22        Excluded Assets. As of the Effective Date and as and when required by Section 3.2 hereof (including as of the date of any Payment/Advance Form and any Funding Date), the aggregate carrying value on the Borrower’s balance sheet of all Excluded Assets (other than (a) Private Securities included in the Portfolio and (b) Restricted Cash) is no more than Ten Million Dollars ($10,000,000).

6.            AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1          Legal Status; Government Compliance.

(a)           Shall, and shall cause each of its Subsidiaries to, maintain its legal existence and good standing in its jurisdiction of formation and each jurisdiction in which the nature of its business requires them to be so qualified, except where the failure to take such action has not had and could not reasonably be expected to have a Material Adverse Change and except for mergers, consolidations, amalgamations, and other restructuring transactions solely among Loan Parties.

(b)           Obtain all of the Governmental Approvals necessary for the performance by Borrower and each of its Subsidiaries of their respective obligations under the Loan Documents to which it is a party and the grant of a security interest to the Collateral Agent (for the benefit of the Secured Parties) in all of its property other than Excluded Assets. Borrower shall promptly provide copies of any such obtained Governmental Approvals to each Agent.

6.2          Financial Statements, Reports, Certificates. Deliver to the Administrative Agent:

(a)           as soon as available, but no later than five (5) Business Days after filing with the Securities Exchange Commission (the “SEC”), Borrower’s 10-K, 10-Q and 8-K reports;

(b)           together with Borrower’s 10-K filing, its consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm, provided, that, any explanatory language (as described in AU Section 508) in such opinion will not be deemed to be a qualification of such opinion;

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(c)           a Compliance Certificate (delivered with the 10-K and 10-Q reports (as applicable));

(d)           within sixty (60) days after the end of each Fiscal Year, cash projections for the following Fiscal Year (on a quarterly basis) as presented to Borrower’s board of directors (the “Borrower Board”);

(e)           a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could reasonably be expected to result in damages or costs to Borrower or any Subsidiary of Two Hundred Thousand Dollars ($200,000) or more or could reasonably be expected to result in a Material Adverse Change;

(f)           budgets, operating plans or any other information any Agent reasonably requests;

(g)           to the extent permissible under applicable law, promptly after submission to any Governmental Authority, all material documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority;

(h)           as soon as possible, and in any event within three (3) Business Days after the occurrence of an Event of Default or Default, the written statement of a Responsible Officer of Borrower setting forth the details of such Event of Default or Default and the action which the affected Loan Party proposes to take with respect thereto;

(i)           promptly after the commencement thereof but in any event not later than five (5) Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could reasonably be expected to result in a Material Adverse Change;

(j)           within forty-five (45) days after the end of each month commencing with the first month ending after the Effective Date, reports (in the form annexed hereto as Exhibit I) reviewed by management of Borrower and an updated Portfolio Report, in each case certified by a Responsible Officer of Borrower;

(k)           as soon as possible and in any event within five (5) Business Days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of any Private Securities included in the Portfolio;

(l)            promptly upon receipt thereof, a copy of any material notice received from any holder of any Indebtedness of any Loan Party;

(m)          promptly upon request, any certification or other evidence requested from time to time by any Agent in its sole discretion, confirming Borrower’s compliance with Sections 7.15 and 7.16; and

(n)           within five (5) Business Days after the end of each Fiscal Year and within five (5) Business Days after a request by the Administrative Agent, a Miscellaneous Securities Report certified by a Responsible Officer of Borrower.

Borrower’s 10-K, 10-Q, and 8-K reports and financial statements required to be delivered pursuant to Section 6.2(a) shall be deemed to have been delivered on the date on which Borrower files such report with the SEC or provides a link thereto on Borrower’s or another website on the Internet.

6.3           Taxes; Pensions. Timely file, and cause each of its Subsidiaries to timely file, all required material tax returns and reports and timely pay, and cause each of its Subsidiaries to timely pay, all material foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to the Administrative Agent, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

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6.4          Operating Accounts. Provide each Agent five (5) Business Days prior-written notice before establishing any Collateral Account. For each Collateral Account that Borrower at any time maintains, Borrower shall, within five (5) Business Days of establishing such account, cause the applicable bank or financial institution at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument in form and substance satisfactory to the Agents with respect to such Collateral Account to perfect the Collateral Agent’s Lien in such Collateral Account in accordance with the terms of this Agreement and the Pledge and Security Agreement, which Control Agreement may not be terminated without the prior written consent of the Collateral Agent. The provisions of the previous sentence shall not apply to Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and either (a) on Schedule 6.4 or (b) otherwise identified in writing by Borrower to each Agent as such.

6.5          Minimum Liquidity. Maintain the Liquidity Threshold at all times in the Designated Accounts.

6.6          Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to each Agent and each Lender, without expense to any Agent or any Lender, each Loan Party and its officers, employees and agents and the Loan Party Books, to the extent that such Agent and/or such Lender may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against such Agent and/or such Lender with respect to any Collateral or relating to Borrower.

6.7          Additional Guarantors. Cause:

(a)           each U.S. Subsidiary of any Loan Party not in existence on the Effective Date to execute and deliver to the Collateral Agent promptly and in any event within ten (10) Business Days after it becomes a Subsidiary of a Loan Party, (i) a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement as a Guarantor, (ii) a supplement to the Pledge and Security Agreement to create a perfected, first priority Lien (in terms of priority, subject only to Permitted Liens) over all of the assets owned by such Subsidiary, together with (A) certificates evidencing all of the Equity Interests in any Person owned by such Subsidiary (to the extent such Equity Interests are certificated) (other than Excluded Assets), (B) undated stock powers or other appropriate instruments of assignment for such Equity Interests executed in blank with signature guaranteed and (C) such opinions of counsel as the Agents may reasonably request, (iii) to the extent required under the terms of this Agreement, one or more mortgages creating on the real property of such Subsidiary a perfected, first priority Lien (in terms of priority, subject only to Permitted Liens) on such real property and such other documents as may be required by the Collateral Agent with respect to each such real property and (iv) such other agreements, instruments, approvals or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Pledge and Security Agreement or mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary (other than Excluded Assets) shall become Collateral for the Obligations; and

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(b)           each owner of the Equity Interests of any such Subsidiary to execute and deliver promptly and in any event within ten (10) Business Days after such entity becomes a Subsidiary of a Loan Party a Pledge Supplement (as defined in the Pledge and Security Agreement), together with (i) certificates evidencing all of the Equity Interests of such Subsidiary (to the extent such Equity Interests are certificated), (ii) undated stock powers or other appropriate instruments of assignment for such Equity Interests executed in blank with signature guaranteed, (iii) such opinions of counsel as the Collateral Agent may reasonably request and (iv) such other agreements, instruments, approvals or other documents reasonably requested by the Collateral Agent.

6.8          Board Observation Rights.

(a)           Permit and hereby grants the Administrative Agent the right to appoint one authorized representative (the “Non-Voting Observer”) who shall be entitled to attend (but not be entitled to vote at) each meeting of the Borrower Board and to participate in each telephonic meeting of such Borrower Board conducted in accordance with the by-laws of Borrower and applicable law;

(b)           Ensure that the Non-Voting Observer receives written notice of all meetings (both regular and special) of the Borrower Board at the same time and in the same manner as notice is given to the members of the Borrower Board;

(c)           Ensure that the Non-Voting Observer receives all documents, notices, written materials and other information given to members of the Borrower Board (including any committee or subcommittee of the Borrower Board) in connection with each such meeting as if such Non-Voting Observer were a member of the Borrower Board at the same time such materials and information are given to the members of the Borrower Board, whether or not the Non-Voting Observer is attending such meeting;

(d)           If Borrower proposes to take any action by written consent in lieu of a meeting of the Borrower Board, forward the form of such written consent to the Non-Voting Observer prior to its execution and at the same time as it is forwarded to members of the Borrower Board; and

(e)           Reimburse the Non-Voting Observer for reasonable documented out-of-pocket expenses incurred in connection with his attendance at any meeting of the Borrower Board.

Notwithstanding any other provision of this Section 6.8, Borrower shall be entitled to (i) excuse the Non-Voting Observer from any portion of any meeting of the Borrower Board when the Borrower Board discusses any matters (A) directly relating to the Commitments that could reasonably be expected to present a conflict of interest for the Non-Voting Observer (based on the advice of counsel), (B) subject to confidentiality provisions binding upon the Borrower Board which prohibit the disclosure of such matters to the Non-Voting Observer or (C) on which, if the Non-Voting Observer were present during such discussion, would reasonably be likely to result in the Borrower Board waiving its attorney-client privilege, provided that, in each case, such Non-Voting Observer is given notice of any such meeting described in this clause (i); and (ii) withhold information from the Non-Voting Observer delivered to the Borrower Board prior to any meeting of the Borrower Board if there is a reasonable likelihood that the receipt of such information by the Non-Voting Observer would create a conflict of interest for the Non-Voting Observer in respect of the Commitments or breach a confidentiality obligation binding upon the Borrower Board which prohibit the disclosure of such matters to the Non-Voting Observer or result in the Borrower Board waiving its attorney-client privilege, provided, that, such Non-Voting Observer is given notice of the withholding of any such materials described in this clause (ii) (except to the extent the giving of such notice by itself would create a conflict of interest). Such Non-Voting Observer shall not constitute a member of the Borrower Board and shall not be entitled to vote on, or consent to, any matters presented to the Borrower Board or committee thereof. The Non-Voting Observers shall adhere to the confidentiality provisions set forth in Section 13.10.

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6.9          Anti-Bribery and Anti-Corruption Laws; Anti-Money Laundering and Anti-Terrorism Laws. Maintain, and cause each of its Subsidiaries to maintain, policies and procedures that are reasonably designed to ensure compliance by the Loan Parties, their respective Subsidiaries and their respective directors, officers, employees and agents with the Anti-Corruption Laws and the Anti-Money Laundering and Anti-Terrorism Laws.

6.10        Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

6.11        Audits and Collateral Monitoring. Permit, and cause each of its Subsidiaries to permit, the agents and representatives of any Agent at any time and from time to time during normal business hours, at the expense of Borrower, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives; provided, that so long as no Default or Event of Default shall have occurred and be continuing, Borrower shall not be obligated to reimburse the Agents for more than two (2) such examinations or audits and four (4) valuations or appraisals during any calendar year. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of any Agent in accordance with this Section 6.11.

6.12        Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent, worker’s compensation and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agents. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Secured Parties, as their interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as the Administrative Agent may require to fully protect the Secured Parties’ interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent, with the loss payable and additional insured endorsement in favor of the Collateral Agent and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than thirty (30) days’ (ten (10) days’ in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at Borrower’s expense and without any responsibility on the Collateral Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Secured Parties, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

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6.13       Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations that are necessary or useful in the proper conduct of its business, in each case, except to the extent the failure to obtain, maintain, preserve or take such action could not reasonably be expected to result in a Material Adverse Change.

6.14        Further Assurances. Execute, and cause each of its Subsidiaries to execute, any further instruments and take further action, and cause each of its Subsidiaries to take further action, as any Agent reasonably requests to perfect or continue the Secured Parties’ Lien in the Collateral or to effect the purposes of this Agreement and the other Loan Documents. Deliver to such Agent, within five (5) Business Days after the same are sent or received, copies of all material correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to (a) have a material effect on any of the Governmental Approvals, (b) have an adverse effect on the operations of Borrower or any of its Subsidiaries or (c) cause a Material Adverse Change.

6.15        Loss Payee and Additional Insured Endorsements. Deliver to the Collateral Agent (to the extent not delivered on the Effective Date) no later than thirty (30) days after the Effective Date (as such date may be extended in the Collateral Agent’s discretion) each long form insurance endorsement referenced under Section 3.1(a)(xiii).

6.16        Lender Meetings. Upon the request of any Agent (which request, so long as no Event of Default shall have occurred and be continuing, shall not be made more than two (2) times during each Fiscal Year), participate in a meeting with the Agent and the Lenders at Borrower’s corporate offices (or at such other location as may be agreed to by Borrower and such Agent) at such time as may be agreed to by Borrower and such Agent.

7.            NEGATIVE COVENANTS

Borrower shall not, and shall cause its Subsidiaries not to, do any of the following:

7.1          Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for:

(a)           transfers associated with the making or a Disposition of a Permitted Investment in the ordinary course of business;

(b)           transfers of property to the extent such property is exchanged for credit against, or proceeds are promptly applied to, the purchase price of other property used or useful in the business of Borrower; and

(c)           sales and Dispositions of non-material assets or obsolete equipment in the ordinary course of business.

Notwithstanding the foregoing or anything else in this Agreement to the contrary, no Agent nor any Lender shall have the right to notice or approval (provided, that, a Default or an Event of Default does not exist immediately prior to or would result in a Default or an Event of Default immediately thereafter), of (i) any acquisition or Disposition of Securities of Persons within the Portfolio; provided that, Borrower shall not make any Investments, and cause its Subsidiaries not to make any Investments, after the Second Amendment Effective Date except Permitted Investments, (ii) payment of compensation to employees, consultants and directors in accordance with Section 7.20 or (iii) initiation or settlement of litigation or other legal recourse.

7.2       Change in Control; Jurisdiction of Formation. Permit or suffer any Change in Control or, without prior written notice, change its jurisdiction of formation.

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7.3          Limitation on Expenses. Incur or pay for any expenses (which shall exclude severance payments in any form, any interest expense in respect of Permitted Indebtedness, depreciation and stock-based compensation in accordance with this Agreement) in an amount that would cause the aggregate expenses incurred and/or paid in any twelve-month period after the Second Amendment Effective Date (or such shorter period as has elapsed since the Second Amendment Effective Date) to exceed Eleven Million and Five Hundred Thousand Dollars ($11,500,000)..

~~7.3 Portfolio Diversification Requirements/Concentration Limits.~~

~~(a) after the Effective Date, directly or indirectly acquire any Securities issued by any Person whose primary business is not in any of the Permitted Sectors to the extent that the cost of acquisition of such Securities (together with the cost of acquisition of all other Securities issued by any Person whose primary business is not in any of the Permitted Sectors) would represent 5% or more of the sum of (i) the aggregate cost of acquisition of all the Securities owned directly or indirectly by Borrower and any of its Subsidiaries plus (ii) Qualified Cash;~~

~~(b) directly or indirectly acquire any Securities issued by any Person whose primary business is in any of the Permitted Sectors which, immediately after such acquisition, would result in the aggregate cost of acquisition of the Securities owned directly or indirectly by Borrower or any of its Subsidiaries at such time that were issued by Persons whose primary business is in the same Permitted Sector to exceed 50% of an amount equal to (i) the aggregate cost of acquisition of all the Securities then owned directly or indirectly by Borrower and any of its Subsidiaries plus (ii) Qualified Cash immediately after such acquisition;~~

~~(c) after the Effective Date, directly or indirectly acquire any Securities issued by any one Person if the initial cost of such acquisition, in one or a series of related transactions, is more than Twenty Million Dollars ($20,000,000); or~~

~~(d) directly or indirectly acquire any Securities issued by any Person which, immediately after such acquisition, would result in the aggregate cost of acquisition of the Securities owned directly or indirectly by Borrower or any of its Subsidiaries at such time that were issued by such Person to exceed 10% of (i) the aggregate cost of acquisition of all the Securities then owned directly or indirectly by Borrower or any of its Subsidiaries plus (ii) Qualified Cash immediately after such acquisition.~~

7.4          Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of any other Person; provided, however, that notwithstanding the foregoing, nothing herein shall be construed as preventing (a) Borrower from acquiring Securities of issuers to be held as part of the Portfolio and Miscellaneous Securities, in each case, subject to the other terms and conditions of the Loan Documents; provided that, Borrower shall not make any Investments, and cause its Subsidiaries not to make any Investments, after the Second Amendment Effective Date except Permitted Investments, or (b) mergers, consolidations and other restructuring transactions solely among Loan Parties.

7.5          Special Purpose.

(a)           Borrower shall not engage in any business other than as set forth on Schedule 5.17(a) or business activities incidental or related thereto.

(b)           No Loan Party shall (i) directly or indirectly create, incur, assume or otherwise become or be liable with respect to any Indebtedness other than Permitted Indebtedness, or (ii) engage in any business or activities (other than acting as an owner of another Loan Party, BVI Subsidiary or Private Securities included in the Portfolio or, in the case of Borrower, as described in paragraph (a) above) or own any assets (other than the Equity Interests in other Loan Parties pledged by it under the Pledge and Security Agreement, Excluded Assets, cash and other Permitted Investments held in accordance with this Agreement, and assets incidental to any of the foregoing) or create any Subsidiaries other than Loan Parties or BVI Subsidiary.

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(c)           Borrower shall ensure that BVI Subsidiary does not own any material assets other than those assets set forth on Schedule 5.17(c).

(d)           Borrower shall ensure that the aggregate carrying value on the Borrower’s balance sheet of all Excluded Assets (other than (a) Private Securities included in the Portfolio and (b) Restricted Cash) does not exceed Ten Million Dollars ($10,000,000).

7.6          Encumbrance. Create, incur, allow, or suffer any Lien on (i) any of its property, or assign or convey any right to receive income, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest in favor of the Collateral Agent, or enter into any agreement, document, instrument or other arrangement (except with or in favor of the Collateral Agent) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein or (ii) any Equity Interests of any Subsidiaries of Borrower, including any restrictions on the Disposition thereof (other than the Permitted Lien set forth in clause (a) of the definition thereof).

7.7          Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.4 hereof.

7.8          Distributions; Investments. (a) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so or (b) pay any dividends or make any distribution (in cash or in kind) or payment in respect of, or redeem, retire or purchase any capital stock except that, so long as no Default or Event of Default has occurred and is continuing, Borrower may ~~(i) repurchase shares of its own outstanding capital stock in an aggregate amount not to exceed Fourteen Million Six Hundred Thirty Six Thousand One Hundred Thirty Five Dollars and Twenty Four Cents ($14,636,135.24) for all such repurchases combined and remaining under the repurchase authorization of Twenty Five Million Dollars ($25,000,000), which the Borrower Board approved on July 27, 2015, and (ii)~~ repurchase shares of its own outstanding capital stock to fund tax withholding or to permit net exercise of equity interests from any director, manager, officer, employee or consultant in the ordinary course of business, in an aggregate amount not to exceed One Million Dollars ($1,000,000) during any Fiscal Year, pursuant to or in connection with (A) the Safeguard Scientifics, Inc. 1999 Equity Compensation Plan, (B) the Safeguard Scientifics, Inc. 2001 Associates Equity Compensation Plan, or (C) the Safeguard Scientifics, Inc. 2014 Equity Compensation Plan, in each case as amended, restated or otherwise modified from time to time, and any successor plan(s) thereto as approved by the Borrower Board.

7.9          Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms (when viewed in the context of any series of transactions of which it may be a part, if applicable) that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.10       [Reserved].

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7.11       Fundamental Changes; Dispositions. Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or permit any of its Subsidiaries to do (or agree to do) any of the foregoing, except as permitted by Section 7.4.

7.12       Sale and Leaseback Transactions. Enter into, or permit any of its Subsidiaries to enter into, any Sale and Leaseback Transaction.

7.13       Federal Reserve Regulations. Permit any Advance or the proceeds of any Advance under this Agreement to be used for any purpose that would cause such Advance to be a margin loan under and in a manner that violates the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

7.14       Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc.

(a)           Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries’ Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would add any covenant or event of default, of such Indebtedness, or would otherwise be adverse to the Secured Parties or the issuer of such Indebtedness in any respect.

(b)           Amend, modify or otherwise change any of its Governing Documents (including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it) with respect to any of its Equity Interests (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Equity Interests, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this Section 7.14(b) that either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change or contravene any provision of Section 7.5.

(c)           Enter into, amend, modify or otherwise change any agreements or arrangements except any such amendments, modifications or changes or any such new agreements or arrangements that could not reasonably be expected to result in a Material Adverse Change.

7.15       Anti-Money Laundering and Anti-Terrorism Laws.

(a)           Conduct any business or engage in any transaction or dealing with or for the benefit of any Blocked Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Blocked Person.

(b)           Deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to the Sanctions Programs.

(c)           Use any of the proceeds of the Advances or the transactions contemplated by this Agreement to finance, promote or otherwise support in any manner any illegal activity, including, without limitation, any violation of the Anti-Money Laundering and Anti-Terrorism Laws or any specified unlawful activity as that term is defined in the Money Laundering Control Act of 1986, 18 U.S.C. §§ 1956 and 1957.

(d)           Violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering and Anti-Terrorism Laws in any material respects.

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(e)           Be or become, or permit any Subsidiary of any Loan Party, any officer, director or principal shareholder or owner of any of the Loan Parties or any of the Loan Parties’ respective agents acting or benefiting in any capacity in connection with the Advances to be or become, a Blocked Person.

7.16       Anti-Bribery and Anti-Corruption Laws.

(a)           Offer, promise, pay, give, or authorize the payment or giving of any money, gift or other thing of value, directly or indirectly, to or for the benefit of any Foreign Official for the purpose of: (i) influencing any act or decision of such Foreign Official in his, her, or its official capacity; or (ii) inducing such Foreign Official to do, or omit to do, an act in violation of the lawful duty of such Foreign Official, or (iii) securing any improper advantage, in order to obtain or retain business for, or with, or to direct business to, any Person.

(b)           Act or attempt to act in any manner which would subject any of the Loan Parties to liability under any Anti-Corruption Law.

7.17        Compliance. Become, whether voluntarily or involuntarily, an “investment company” or a company controlled by an “investment company”, under the Investment Company Act or undertake as one of its activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Advance for that purpose; fail to meet or permit any ERISA Affiliate to fail to meet the minimum funding requirements of ERISA, allow or permit any ERISA Affiliate to allow an ERISA Event to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any Employee Plan or Multiemployer Plan which could reasonably be expected to result in any material liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

7.18        Limitations on Negative Pledges. Enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Loan Party or any Subsidiary of any Loan Party to create, incur or permit to exist any Lien (other than Permitted Liens) upon any of its property or revenues in favor of the Secured Parties to secure the Obligations under the Loan Documents, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except the following: (a) this Agreement and the other Loan Documents, (b) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 7.5(b) of this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (c) any customary restrictions and conditions contained in agreements relating to the sale or other Disposition of assets or of a Subsidiary pending such sale or other Disposition; provided that such restrictions and conditions apply only to the assets or Subsidiary to be sold or Disposed of and such sale or Disposition is permitted hereunder, and (d) customary provisions in leases restricting the assignment or sublet thereof.

7.19        Use of Proceeds. No Loan Party shall use the proceeds of the Advances for anything other than (a) as working capital to fund its general business requirements, (b) to fund Permitted Investments, (c) to repay ~~all or any portion of the Permitted Indebtedness identified in clause (b) of the definition thereof, or (d)~~in full the principal, interest and fees in respect of the Debentures on or before their stated maturity date as in effect on the date hereof, and (d) the repurchase by Borrower of Equity Interests issued by it in accordance with Section 7.8. No Loan Party shall use the proceeds of the Term Advances for anything other than (a) as working capital to fund its general business requirements, (b) to fund Permitted Investments, (c) to repay in full the principal, interest and fees in respect of the Debentures on or before their stated maturity date as in effect on the date hereof. Borrower shall use a portion of the Term Advance to repay in full the principal, interest and fees in respect of the Debentures on or before their stated maturity date as in effect on the date hereof and shall, within one Business Day after such stated maturity, provide satisfactory evidence of such repayment to the Administrative Agent.

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7.20        Employee and Director Compensation. Other than in the ordinary course of business and consistent with past practice for employees, directors, officers, managers or consultants employed or engaged by Borrower on the Effective Date, Borrower shall not, without the prior written consent of the Required Lenders, (i) increase the compensation or benefits of any current or former director, manager, officer, employee or consultant, (ii) grant any severance, retention, change-of-control or similar payments to any current or former director, manager, officer, employee or consultant or (iii) increase any severance, retention, change-of-control or similar payments to any current or former director, manager, officer, employee or consultant.

8.            EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1          Payment Default. Borrower fails to (a) make any payment of principal on any Advance or Collateral Agent Advance on its due date, or (b) pay interest on any Advance or pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1(a) herein). During the cure period, the failure to cure the payment default is not an Event of Default (but no Advance will be made during the cure period);

8.2          Covenant Default.

(a)           Except as otherwise permitted in this Agreement, Borrower fails or neglects to perform any provision in Sections 6.1, 6.2, 6.3, 6.4, 6.5, 6.7, 6.9, 6.12 or 6.15 or violates any provision in Section 7; or

(b)           Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within thirty (30) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the thirty (30) day period or cannot after diligent attempts by Borrower be cured within such thirty (30) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed forty-five (45) days after the occurrence of the default) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no additional Advances shall be made during such cure period). Grace periods provided under this Section 8.2(b) shall not apply, among other things, to provisions set forth in Section 8.2(a) above;

8.3          Material Adverse Change. A Material Adverse Change occurs;

8.4          Change in Control. A Change in Control occurs;

8.5          Attachment; Levy; Restraint on Business.

(a)           (i) The service of process seeking to attach, by trustee, receiver or similar process, any funds of Borrower or of any entity under control of Borrower (including a Subsidiary), or (ii) a notice of lien, levy, or assessment is filed against a material portion of Borrower’s assets by any government agency, and the same under sub-clauses (i) and (ii) hereof are not, within twenty (20) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Advances shall be made during any twenty (20) day cure period; or

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(b)           (i) Any material portion of a Loan Party’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents such Loan Party from conducting any part of its business;

8.6          Insolvency. (a) Any Loan Party is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) any Loan Party begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against any Loan Party and not dismissed or stayed within sixty (60) days (but no Advances shall be made while of any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.7          Security Documents. The Pledge and Security Agreement, any mortgage, or any other security document, after delivery thereof pursuant hereto, shall for any reason (other than release by the Collateral Agent pursuant to the terms hereof or thereof) fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, create a first priority Lien in favor of the Collateral Agent for the benefit of the Secured Parties on any Collateral purported to be covered thereby;

8.8          Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least Five Hundred Thousand Dollars ($500,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against any Loan Party and shall remain unsatisfied, unvacated, or unstayed for a period of thirty (30) days after the entry thereof (provided that no Advances will be made prior to the satisfaction, vacation, or stay of such judgment, order, or decree);

8.9          Misrepresentations. Any Loan Party or any Person acting for a Loan Party makes any representation, warranty, or other statement now or later in this Agreement, any other Loan Document or in any writing delivered to any Secured Party or to induce any Secured Party to enter this Agreement, any Loan Document, any consent, waiver or amendment, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.10       ERISA. Any ERISA Event shall have occurred, or Section 7.17 shall be breached, and the liability of a Loan Party or ERISA Affiliate, either individually or in the aggregate, related to such ERISA Event or breaches, individually or when aggregated with all other ERISA Events, and all such breaches would have or would be reasonably expected to have a Material Adverse Change;

8.11        Investment Company. The Borrower shall become an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act;

8.12        Governmental Approvals. Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any such Governmental Approval that could reasonably be expected to result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) has, or could reasonably be expected to have, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to negatively affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction in a manner that could reasonably be expected to have a Material Adverse Change;

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8.13        Unenforceability of any Loan Document. Any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

8.14        Minimum Appraised Value. The aggregate appraised value of the Portfolio (as determined by an appraiser selected by the Administrative Agent in the latest appraisal conducted in accordance with Section 2.3(e)) plus Qualified Cash in excess of the Liquidity Threshold shall, at any time, be below Three Hundred Fifty Million Dollars ($350,000,000)~~;~~ less (without duplication) the aggregate amount of all prepayments of Term Advances made after the Second Amendment Effective Date, all prepayments of Revolving Advances (with corresponding permanent reductions to the Revolving Commitments) made after the Second Amendment Effective Date and all prepayments of Revolving Advances made after the Revolving Availability Termination Date;

~~8.15 Minimum Consolidated Tangible Net Worth. The ratio of (a) Consolidated Tangible Net Worth of Borrower plus Qualified Cash to (b) the aggregate amount of Advances outstanding shall, at any time, be below 1.75:1.00;~~

8.15       [Reserved].

8.16       Criminal Proceedings; Civil Proceedings. The indictment of Borrower or any of its Subsidiaries or any senior officer thereof under any criminal statute, or commencement of criminal or civil proceedings against Borrower or any of its Subsidiaries or any senior officer thereof, pursuant to which statute or proceedings the penalties or remedies available include forfeiture to any Governmental Authority of any material portion of the property of the Loan Parties; and

8.17       Failure to Pay Other Indebtedness. Borrower or any of its Subsidiaries shall fail to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any principal, interest or other amount payable in respect of Indebtedness (excluding Indebtedness evidenced by this Agreement) having an aggregate amount outstanding in excess of One Million Dollars $1,000,000, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof.

9.             LENDER’S RIGHTS AND REMEDIES

9.1          Rights and Remedies. While an Event of Default occurs and continues the Administrative Agent may, and shall at the request of the Required Lenders, by notice to Borrower, do any or all of the following:

(a)           declare all Obligations immediately due and payable (but if an Event of Default described in Sections 8.6(b) or 8.6(c) occurs all Obligations are immediately due and payable without any action by any Secured Party);

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(b)           terminate or reduce the entire Total Commitments, whereupon the entire Total Commitment shall immediately be so terminated or reduced;

(c)           stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and any Secured Party;

(d)          settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that the Agent considers advisable, notify any Person owing Borrower money of the Secured Parties’ security interest in such funds, and verify the amount of such account;

(e)           make any payments and do any acts it considers necessary or reasonable (including authorizing the Collateral Agent to do the same) to protect the Collateral and/or the Secured Parties’ security interest in the Collateral. Borrower shall assemble the Collateral if the Collateral Agent requests and make it available as the Collateral Agent designates. The Collateral Agent may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants the Collateral Agent a license to enter and occupy any of its premises, without charge, to exercise any Secured Party’s rights or remedies;

(f)            apply to the Obligations any amount held by any Secured Party owing to or for the credit or the account of Borrower;

(g)           ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. The Collateral Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with the Collateral Agent’s exercise of its rights under this Section 9.1(g), Borrower’s rights under all licenses and all franchise agreements inure to the Secured Parties’ benefit;

(h)           place a “hold” on any account maintained with any Secured Party and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(i)            demand and receive copies of all Loan Party Books; and

(j)            exercise all rights and remedies available to the Secured Parties under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2          [Reserved].

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9.3          Application of Payments and Proceeds.

(a)            Payments; Computations and Statements. Borrower will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in Dollars and in immediately available funds, to the Administrative Agent’s Account. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by Borrower without set-off, counterclaim, recoupment, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.11, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Administrative Agent will cause to be distributed all interest and fees received from or for the account of Borrower not less than once each month and in any event promptly after receipt thereof. The Lenders and Borrower hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of Borrower with any amount due and payable by Borrower under any Loan Document. Each of the Lenders and Borrower agrees that the Administrative Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in Section 3.2 have been satisfied. Any amount charged to the Loan Account of Borrower shall be deemed an Advance hereunder made by all the Lenders to Borrower, funded by the Administrative Agent on behalf of all the Lenders. The Lenders and Borrower confirm that any charges which the Administrative Agent may so make to the Loan Account of Borrower as herein provided will be made as an accommodation to Borrower and solely at the Administrative Agent’s discretion, provided that the Administrative Agent shall from time to time upon the request of the Collateral Agent, charge the Loan Account of Borrower with any amount due and payable under any Loan Document. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days, for LIBOR Rate Advances and a year of 365/366 days, for Reference Rate Advances, in each case for the actual number of days elapsed. Each determination by the Administrative Agent of an interest rate, fees or Applicable Premium hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

(b)           Sharing of Payments. Except as provided in Section 2.11 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that (a) if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered and (b) the provisions of this Section 9.3(b) shall not be construed to apply to (i) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or any other Loan Document (including the application of funds arising from the existence of a Defaulting Lender), or (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to any Loan Party or any Subsidiary thereof (as to which the provisions of this Section 9.3(b) shall apply). Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 9.3(b) may, to the fullest extent permitted by law, exercise all of its rights (including the Lender’s right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

(c)           Apportionment of Payments. Subject to Section 2.11 hereof:

(i)       All payments of principal and interest in respect of outstanding Advances, all payments of fees (other than the fees set forth in Section 2.5 hereof) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Advances, as designated by the Person making payment when the payment is made.

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(ii)       (w) After the occurrence and during the continuance of an Event of Default described in Sections 8.1, 8.6(b) or 8.6(c), (x) after the acceleration of the Advances pursuant to Section 9, (y) after the exercise of enforcement remedies by the Collateral Agent pursuant to the Loan Documents or (z) otherwise upon the direction of the Collateral Agent or the Required Lenders, after the occurrence and during the continuance of an Event of Default, in each case, the Administrative Agent shall apply all payments in respect of any Obligations, including, without limitation, proceeds of the Collateral and any amounts received on account of the Obligations (whether received as a consequence of the exercise of any remedies under Section 9 hereof or any Loan Document or as a distribution out of any proceeding in respect of or commenced under any bankruptcy or Insolvency Proceeding including payments in respect of “adequate protection” for the use of Collateral during such proceeding or under any Plan of Reorganization or on account of any liquidation of any Loan Party, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to the Agents until paid in full; (ii) second, to pay interest then due and payable in respect of the Collateral Agent Advances until paid in full; (iii) third, to pay principal of the Collateral Agent Advances until paid in full; (iv) fourth, ratably to pay the Obligations in respect of any fees (other than any Applicable Premium), expense reimbursements, indemnities and other amounts then due and payable to the Lenders until paid in full; (v) fifth, ratably to pay interest then due and payable in respect of the Advances until paid in full; (vi) sixth, ratably to pay principal of the Advances (or, to the extent such Obligations are contingent, to provide cash collateral in respect of such Obligations) until paid in full; (vii) seventh, ratably to pay the Obligations in respect of any Applicable Premium then due and payable to the Lenders until paid in full; and (viii) eighth, to the ratable payment of all other Obligations then due and payable.

In furtherance of the foregoing, each Secured Party hereby agrees that it will not support, propose or vote to accept any Non-Conforming Plan of Reorganization; provided, that notwithstanding anything to the contrary contained herein, each Secured Party shall be permitted to support, propose and/or vote for any Conforming Plan of Reorganization.

(d)           Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)       Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 13.6.

(ii)       The Administrative Agent shall not be obligated to transfer to such Defaulting Lender any payments made by Borrower to the Administrative Agent for such Defaulting Lender’s benefit, and, in the absence of such transfer to such Defaulting Lender, the Administrative Agent shall transfer any such payments to each other non-Defaulting Lender ratably in accordance with their Pro Rata Shares (without giving effect to the Pro Rata Shares of such Defaulting Lender) (but only to the extent that such Defaulting Lender’s Advances were funded by the other Lenders) or, if so directed by Borrower and if no Default or Event of Default has occurred and is continuing (and to the extent such Defaulting Lender’s Advances were not funded by the other Lenders), retain the same to be re-advanced to Borrower as if such Defaulting Lender had made such Advances to Borrower. Subject to the foregoing, the Administrative Agent may hold and, in its discretion, re-lend to Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by the Administrative Agent for the account of such Defaulting Lender.

(iii)       Subject to Section 13.20, the operation of this Section 9.3(d) shall not be construed to increase or otherwise affect the Commitments of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by any Borrower of its duties and obligations hereunder to the Administrative Agent or to the Lenders other than such Defaulting Lender.

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(iv)       This Section 9.3(d) shall remain effective with respect to such Lender until either (i) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (ii) the non-Defaulting Lenders, the Agents, and Borrower shall have waived such Defaulting Lender’s default in writing, and the Defaulting Lender makes its Pro Rata Share of the applicable defaulted Advances and pays to the Agents all amounts owing by such Defaulting Lender in respect thereof; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

9.4          Collateral Agent’s Liability for Collateral. Except with respect to certificated securities, so long as the Collateral Agent acts reasonably, the Collateral Agent shall not be liable or responsible for: (a) the safekeeping of the Collateral (except for any Collateral delivered to it to be held in its possession or under its control), (b) any loss or damage to the Collateral (except for any Collateral delivered to it to be held in its possession or under its control), (c) any diminution in the value of the Collateral or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.5          No Waiver; Remedies Cumulative. Any Secured Party’s failure, at any time or times, to require strict performance by any Loan Party of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of such Secured Party thereafter to demand strict performance and compliance herewith or therewith. No waiver by any Secured Party hereunder shall be effective unless signed by such Secured Party and then is only effective for the specific instance and purpose for which it is given. Each Secured Party’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Each Secured Party has all rights and remedies provided under the Code, by law, or in equity. Each Secured Party’s exercise of one right or remedy is not an election, and any Secured Party’s waiver of any Event of Default is not a continuing waiver. Any Secured Party’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.6          Demand Waiver. Each Loan Party waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by any Secured Party on which any Loan Party is liable.

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10.          AGENTS

10.1        Appointment. Each of the Lenders (and each subsequent maker of any Advance by its making thereof) hereby irrevocably appoints, authorizes and empowers the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto, including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Advances outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.11 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for any Agent’s inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Advances, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Advances and Collateral Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of the same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; (viii) subject to Section 10.3, to take such action as such Agent deems appropriate on its behalf to administer the Advances and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations); and (ix) to act with respect to all Collateral under the Loan Documents, including for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Advances), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), and such instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) shall be binding upon all Lenders and all makers of Advances; provided, however, that the Agents shall not be required to take any action which, in the reasonable opinion of any Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

10.2        Nature of Duties; Delegation. (a)  The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each of the Lenders shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Advances hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Advance hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If any Agent seeks the consent or approval of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) have instructed such Agent to act or refrain from acting pursuant hereto.

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(b)           Each Agent may, upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Lender). Any such Person shall benefit from this Section 10.2 to the extent provided by the applicable Agent.

10.3        Rights, Exculpation, Etc. The Agents and their directors, officers, agents or employees shall not be liable to the Lenders for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Advance as the owner thereof until the Collateral Agent receives written notice of the assignment or transfer thereof, pursuant to Section 13.15 hereof, signed by such payee and in form satisfactory to the Collateral Agent; (ii) may consult with legal counsel (including, without limitation, counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 9.3(c), and if any such apportionment or distribution is subsequently determined to have been made in error, and the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents). Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to such Agent in writing by the Borrower or any Secured Party.

10.4        Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

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10.5        Indemnification. To the extent that any Agent is not reimbursed and indemnified by any Loan Party, and whether or not such Agent has made demand on any Loan Party for the same, the Lenders will, within five (5) days of written demand by such Agent, reimburse such Agent for and indemnify such Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and reasonable and documented out-of-pocket expenses of counsel or any other advisor to such Agent), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender’s Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.8; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from such Agent’s gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.5 shall survive the payment in full of the Advances and the termination of this Agreement.

10.6        Agents Individually. With respect to its Pro Rata Share of the Total Commitment hereunder and the Advances made by it, each Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of an Advance. The terms “Lenders” or “Required Lenders” or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required Lenders. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders.

10.7        Successor Agent. (a) Any Agent may at any time give at least 30 days prior written notice of its resignation to the Lenders. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor Agent, which, in the absence of a Default or an Event of Default, will be subject to approval by Borrower, which shall not be unreasonably withheld or delayed. If no such successor Agent shall have been so appointed by the Required Lenders and, if applicable, approved by Borrower, and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent. Whether or not a successor Agent has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)           With effect from the Resignation Effective Date, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by such Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through such retiring Agent shall instead be made by or to each Lender directly, until such time, if any, as a successor Agent shall have been appointed as provided for above. Upon the acceptance of a successor’s Agent’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 10 and Section 13.2 shall continue in effect for the benefit of such retiring Agent in respect of any actions taken or omitted to be taken by it while the retiring Agent was acting as Agent.

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10.8        Collateral Matters.

(a)           The Collateral Agent may from time to time make such disbursements and advances (“Collateral Agent Advances”) which the Collateral Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by Borrower of the Advances and other Obligations or to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 10.16. The Collateral Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the rate then applicable to Advances that are Reference Rate Advances. The Collateral Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 9.3(c). The Collateral Agent shall notify each Lender and Borrower in writing of each such Collateral Agent Advance, which notice shall include a description of the purpose of such Collateral Agent Advance. Without limitation to its obligations pursuant to Section 10.5, each Lender agrees that it shall make available to the Collateral Agent, upon the Collateral Agent’s demand, in Dollars in immediately available funds, the amount equal to such Lender’s Pro Rata Share of each such Collateral Agent Advance. If such funds are not made available to the Collateral Agent by such Lender, the Collateral Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Collateral Agent, at the Federal Funds Rate for three (3) Business Days and thereafter at the Reference Rate.

(b)           The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Advances and all other Obligations (other than Contingent Indemnity Obligations) in accordance with the terms hereof; or constituting property being sold or disposed of in the ordinary course of any Loan Party’s business or otherwise in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders in accordance with Section 13.6. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 10.8(b).

(c)           Without in any manner limiting the Collateral Agent’s authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.8(b)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.8(b). Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Agents and the Secured Parties upon such Collateral; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent’s opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

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(d)           Anything contained in any of the Loan Documents to the contrary notwithstanding, the Loan Parties, each Agent and each Lender hereby agree that (i) no Lender shall have any right individually to realize upon any of the Collateral under any Loan Document or to enforce the guaranty under Section 4, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Collateral Agent for the benefit of the Lenders in accordance with the terms thereof, (ii) in the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale, the Administrative Agent, the Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and (iii) the Collateral Agent, as agent for and representative of the Agents and the Lenders (but not any other Agent or any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled (either directly or through one or more acquisition vehicles) for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral to be sold (A) at any public or private sale, (B) at any sale conducted by the Collateral Agent under the provisions of the Uniform Commercial Code (including pursuant to Sections 9-610 or 9-620 of the Uniform Commercial Code), (C) at any sale or foreclosure conducted by the Collateral Agent (whether by judicial action or otherwise) in accordance with applicable law or (D) any sale conducted pursuant to the provisions of any Debtor Relief Law (including Section 363 of the Bankruptcy Code), to use and apply all or any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.

(e)           The Collateral Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.8 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

10.9        Agency for Perfection. Each Agent and each other Secured Party hereby appoints each other Agent and each other Secured Party as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each other Secured Party hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agents and the other Secured Parties as secured party. Should the Administrative Agent or any other Secured Party obtain possession or control of any such Collateral, the Administrative Agent or such other Secured Party shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

10.10     No Reliance on any Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on any Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other requirements imposed by the USA PATRIOT Act or the regulations issued thereunder, including the regulations set forth in 31 C.F.R. §§ 1010.100(yy), (iii), 1020.100, and 1020.220 (formerly 31 C.F.R. § 103.121), as hereafter amended or replaced (“CIP Regulations”), or any other Anti-Money Laundering and Anti-Terrorism Laws, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or other regulations issued under the USA PATRIOT Act. Each Lender, Affiliate, participant or assignee subject to Section 326 of the USA PATRIOT Act will perform the measures necessary to satisfy its own responsibilities under the CIP Regulations.

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10.11     No Third Party Beneficiaries. The provisions of this Section 10 are solely for the benefit of the Secured Parties, and no Loan Party shall have rights as a third-party beneficiary of any of such provisions (except as set forth in Section 10.7(a) hereof).

10.12     No Fiduciary Relationship. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

10.13     Reports; Confidentiality; Disclaimers. By becoming a party to this Agreement, each Lender:

(a)           is deemed to have requested that each Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report with respect to Borrower or any of its Subsidiaries (each, a “Report”) prepared by or at the request of such Agent, and each Agent shall so furnish each Lender with each such Report,

(b)           expressly agrees and acknowledges that the Agents (i) do not make any representation or warranty as to the accuracy of any Reports, and (ii) shall not be liable for any information contained in any Reports,

(c)           expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that any Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and its Subsidiaries and will rely significantly upon Borrower’s and its Subsidiaries’ books and records, as well as on representations of their personnel,

(d)           agrees to keep all Reports and other material, non-public information regarding Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 13.10, and

(e)           without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold any Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a loan or loans of Borrower, and (ii) to pay and protect, and indemnify, defend and hold any Agent and any other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, reasonable and documented out-of-pocket attorneys’ fees and costs) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

10.14      Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Collateral Agent or its designee may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Collateral Agent or its designee who shall have full authority to do all acts necessary to protect the Agents’ and the Secured Parties’ interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Collateral Agent or its designee may reasonably request to preserve the Collateral. All costs and expenses incurred by the Collateral Agent or its designee by reason of the employment of the custodian shall be the responsibility of Borrower and charged to the Loan Account.

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10.15      Collateral Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Collateral Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)           to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and

(b)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Secured Party to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Secured Parties, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel, and any other amounts due the Collateral Agent hereunder and under the other Loan Documents.

10.16      Expenses; Taxes; Attorneys’ Fees. The Borrower will pay promptly, and in any event within ten (10) Business Days of a delivery of an invoice, all reasonable and documented out-of-pocket costs and expenses incurred by or on behalf of each Agent and, solely to the extent described in clauses (b) through (i) below, each Lender, regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of one outside counsel and one local counsel in each relevant jurisdiction for the Agents taken as a whole (and, in the case of clauses (b) through (i) below, reasonable fees, costs, client charges and expenses of one outside counsel and one local counsel in each relevant jurisdiction for the Lenders taken as a whole), accounting, due diligence, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 6.7 or the review of any of the agreements, instruments and documents referred to in Section 6.11), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of the Agents’ or any of the Lenders’ rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents’ or the Lenders’ claims against any Loan Party under the Loan Documents, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral in connection with this Agreement or any other Loan Document, or (i) any attempt to collect from any Loan Party. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by any Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save each Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents, and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrower. The obligations of the Borrower under this Section 10.16 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

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11.          NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Each party may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 11.

If to any Loan Party:	Safeguard Scientifics, Inc.

170 North Radnor-Chester Road, Suite 200

Radnor, Pennsylvania 19087

Attn: Chief Operating Officer and Chief Executive Officer

Fax: (610) 293-0601

Email: bsisko@safeguard.com

If to Administrative

Agent or Collateral

Agent:	HPS Investment Partners, LLC

40 West 57th Street

New York, New York 10019

Attention: Vikas M. Keswani

Telephone: 212-287-6773

Telecopier: 646-495-4469

Email: vikas.keswani@hpspartners.com

12.          GOVERNING LAW, CONSENT TO JURISDICTION, SERVICE OF PROCESS, VENUE AND JURY TRIAL WAIVER

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(a)           THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY ANY MEANS PERMITTED BY APPLICABLE LAW, INCLUDING, WITHOUT LIMITATION, BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 11, SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING. THE LOAN PARTIES AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY SECURED PARTY TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(c)           Each Loan Party irrevocably consents to the service of process out of the said courts by mailing copies thereof by registered United States air mail postage prepaid to it at its address specified in Section 11. Nothing in this Section 12(c) shall affect the right of any Secured Party to (i) commence legal proceedings or otherwise sue any Loan Party in the state in which it is incorporated or organized or in any other court having jurisdiction over such Loan Party or (ii) serve process upon any Loan Party in any manner authorized by the laws of any such jurisdiction.

(d)           EACH LOAN PARTY AND EACH SECURED PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY SECURED PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THIS AGREEMENT.

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13.          GENERAL PROVISIONS

13.1        [Reserved].

13.2        Indemnification.

(a)           In addition to each Loan Party’s other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Secured Party and its Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively called the “Indemnified Persons”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnified Persons, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent’s or any Lender’s furnishing of funds to Borrower under this Agreement or the other Loan Documents, including, without limitation, Borrower’s use of the proceeds thereof, (iii) the Agents or Lenders relying on any instructions of Borrower or the handling of the Collateral of Borrower as provided herein or in any other Loan Document, (iv) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents or (v) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Person is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnified Person under this Section 13.2(a) for any Indemnified Matter (x) caused by the gross negligence, bad faith or willful misconduct of such Indemnified Person, as determined by a final non-appealable judgment of a court of competent jurisdiction, or (y) arising from disputes solely among the Agents, the Lenders and their respective participants that do not involve any acts or omissions of any Loan Party but excluding any disputes between a Lender and HPSIP, in its capacity as an Agent, in respect of which the Loan Party shall have the obligation as provided herein.

(b)           To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 13.2 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnified Persons.

(c)           No Loan Party shall assert, and each Loan Party hereby waives, any claim against the Indemnified Persons, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, any Advance or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Loan Party hereby waives, releases and agrees not to sue upon any such claim or seek any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

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(d)           The indemnities and waivers set forth in this Section 13.2 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

13.3        Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

13.4        [Reserved].

13.5        [Reserved].

13.6        Amendments, Etc. (a)  No amendment or waiver of any provision of this Agreement or any other Loan Document (excluding the Fee ~~Letter~~Letters), and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed (x) in the case of an amendment, consent or waiver to cure any ambiguity, omission, defect or inconsistency or granting a new Lien for the benefit of the Agents and the Secured Parties or extending an existing Lien over additional property, by the Agents and Borrower, (y) in the case of any other waiver or consent, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and such Loan Party and (z) in the case of any other amendment, by the Required Lenders (or by the Collateral Agent with the consent of the Required Lenders) and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall:

(i)       increase the Commitment of any Lender, reduce the principal of, or interest on, the Advances payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any scheduled date fixed for any payment of principal of, or interest or fees on, the Advances payable to any Lender, in each case, without the written consent of such Lender, excluding, for the avoidance of doubt, any waiver of the Default Rate in connection with an Event of Default pursuant to Section 2.3(b) or any determination to waive Waivable Mandatory Prepayments under Section 2.4(f);

(ii)       change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender;

(iii)       amend the definition of “Required Lenders” or “Pro Rata Share” without the written consent of each Lender;

(iv)       release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders, or release any Borrower or any Guarantor, in each case, without the written consent of each Lender; or

(v)       amend, modify or waive Section 9.3(a), Section 9.3(c) or this Section 13.6 of this Agreement without the written consent of each Lender.

Notwithstanding the foregoing, (A) no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents, (B) any amendment, waiver or consent to any provision of this Agreement (including Section 9.3(a) and 9.3(b)) that permits any Loan Party or any of their respective Affiliates to purchase Advances on a non-pro rata basis, become an eligible assignee pursuant to Section 13.15 and/or make offers to make optional prepayments on a non-pro rata basis shall require the prior written consent of the Required Lenders rather than the prior written consent of each Lender directly affected thereby and (C) the consent of Borrower shall not be required to change any order of priority set forth in Section 2.4(c) and Section 9.3(c). Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent under the Loan Documents and any Advances held by such Person for purposes hereof shall be automatically deemed to be voted pro rata according to the Advances of all other Lenders in the aggregate (other than such Defaulting Lender).

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(b)           If any action to be taken by the Lenders hereunder requires the consent, authorization, or agreement of all of the Lenders or any Lender affected thereby, and a Lender (other than the Collateral Agent and its respective Affiliates and Related Funds) (the “Holdout Lender”) fails to give its consent, authorization, or agreement, then the Collateral Agent, upon at least five (5) Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute lenders (each, a “Replacement Lender”), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than fifteen (15) Business Days after the date such notice is given. Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 13.15. Until such time as the Replacement Lenders shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make its Pro Rata Share of Advances.

13.7        Integration. This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

13.8        [Reserved].

13.9        Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than Contingent Indemnity Obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied. The obligation of the Loan Parties in Section 13.2 to indemnify the Secured Parties shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

13.10      Confidentiality. In handling any confidential information, each Agent and each Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to each Agent’s or each Lender’s Subsidiaries or Affiliates to the extent such Subsidiaries or Affiliates agree to be bound by the provisions hereof; (b) to prospective transferees or purchasers of any interest in the Advances (provided, however, such Lender shall use commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as and to the extent required by law, regulation, subpoena, or other order, provided that, to the extent permitted by law, regulation, subpoena or other order, Agent or such Lender shall notify Borrower of such disclosure; (d) to each Agent’s and Lender’s regulators or as otherwise required in connection with each Agent’s or each Lender’s examination or audit; (e) as necessary by Agent or a Lender in connection with Agent or such Lender’s exercising of remedies under the Loan Documents; and (f) to third-party service providers of each Agent and each Lender so long as such service providers are bound by confidentiality obligations to such Agent or such Lender. Confidential information does not include information that either: (i) is in the public domain not as a result of Agent or a Lender’s breach of this Agreement or in Agent’s or a Lender’s possession when disclosed to such Agent or such Lender, or becomes part of the public domain not as a result of Agent or a Lender’s breach of this Agreement after disclosure to Agent or such Lender, or (ii) is disclosed to a Lender by a third party, if such Lender does not know that the third party is prohibited from disclosing the information.

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13.11      USA PATRIOT ACT. Each Lender hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the entities composing Borrower, which information includes the name and address of each such entity and other information that will allow such Lender to identify the entities composing Borrower in accordance with the USA PATRIOT Act. Each Loan Party agrees to take such action and execute, acknowledge and deliver at its sole cost and expense, such instruments and documents as any Lender may reasonably require from time to time in order to enable such Lender to comply with the USA PATRIOT Act.

13.12      [Reserved].

13.13      Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, any Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent or such Lender or any of their respective Affiliates to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not such Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of set-off, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 9.3(d) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agents and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender or any of their respective Affiliates provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents and the Lenders under this Section 13.13 are in addition to the other rights and remedies (including other rights of set-off) which the Agents and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise.

13.14      Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

13.15      Assignments and Participations.

(a)           This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights or obligations hereunder or under the other Loan Documents without the prior written consent of each Lender and any such purported assignment without the Lenders’ prior written consent shall be null and void.

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(b)           Subject to the conditions set forth in clause (c) below, each Lender may assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to:

(i)       all or a portion of its Revolving Commitment and ~~the~~any Revolving Advances made by it with the written consent of the Administrative Agent and, in the absence of a Default or an Event of Default, Borrower (in each case, such consent not to be unreasonably withheld); and

(ii)       all or a portion of its Term Commitment and any Term Advance made by it with the written consent of the Administrative Agent and, in the absence of a Default or an Event of Default, Borrower (in each case, such consent not to be unreasonably withheld), provided, however, that no written consent of the Borrower shall be required (A) in connection with any assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender.

(c)           Assignments shall be subject to the following additional conditions:

(i)       Each such assignment shall be in an amount which is at least Two Million Dollars ($2,000,000) or a multiple of One Million Dollars ($1,000,000) in excess thereof (or the remainder of such Lender’s Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (A) a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (B) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least Two Million Dollars ($2,000,000) or a multiple of One Million Dollars ($1,000,000) in excess thereof (or the remainder of such Lender’s Commitment));

(ii)       The parties to each such assignment shall execute and deliver to the Administrative Agent (and the Collateral Agent, if applicable), for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and all documentation and other information with respect to the assignee that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, such parties shall deliver to the Administrative Agent, for the benefit of the Administrative Agent, a processing and recordation fee of Five Thousand Dollars $(5,000) (except the payment of such fee shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender); and

(iii)       No such assignment shall be made to (A) any Loan Party or any of their respective Affiliates or (B) any Defaulting Lender or any of its Affiliates, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(d)           Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance and recordation on the Register, which effective date shall be at least three (3) Business Days after the delivery thereof to the Administrative Agent (or such shorter period as shall be agreed to by the Administrative Agent and the parties to such assignment), (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

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(e)           By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

(f)            The Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain, or cause to be maintained at one of its offices, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Advances (and stated interest thereon) (the “Registered Loans”), owing to each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender at any reasonable time and from time to time upon reasonable prior written notice.

(g)           Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, and subject to any consent required from the Administrative Agent or the Collateral Agent pursuant to Section 13.15(b) (which consent of the applicable Agent must be evidenced by such Agent’s execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register (as adjusted to reflect any principal payments on or amounts capitalized and added to the principal balance of the Advances and/or Commitment reductions made subsequent to the effective date of the applicable assignment, as confirmed in writing by the corresponding assignor and assignee in conjunction with delivery of the assignment to the Administrative Agent) and provide to the Collateral Agent a copy of the fully executed Assignment and Acceptance.

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(h)          A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agents shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered on the Register as the owner thereof for the purpose of receiving all payments thereon, notwithstanding notice to the contrary.

(i)            In the event that any Lender sells participations in a Registered Loan, such Lender shall, acting for this purpose as a non-fiduciary agent on behalf of Borrower, maintain, or cause to be maintained, a register, on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the “Participant Register”). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(j)            Any Non-U.S. Lender who purchases or is assigned or participates in any portion of such Registered Loan shall comply with Section 2.8(d).

(k)           Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Advances made by it); provided, that (i) such Lender’s obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the ~~maturity dates~~Maturity Date or decrease in the principal amount of ~~the~~any Advances, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on ~~the~~any Advances or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.8 of this Agreement or any other Loan Document). The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.8 and Section 2.9 of this Agreement with respect to its participation in any portion of the Commitments and the Advances as if it was a Lender (it being understood that documentation required under Section 2.8 shall be delivered to the participating Lender).

(l)            Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or loans made to such Lender pursuant to securitization or similar credit facility (a “Securitization”); provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. The Loan Parties shall use commercially reasonable efforts to cooperate with such Lender and its Affiliates to effect the Securitization including, without limitation, by providing such information as may be reasonably requested by such Lender in connection with the rating of its Advances or the Securitization.

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13.16      Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

13.17      Consent by the Agents and Lenders. Except as otherwise expressly set forth herein to the contrary or in any other Loan Document, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

13.18      No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

13.19      Reinstatement; Certain Payments. If any claim is ever made upon any Secured Party for repayment or recovery of any amount or amounts received by such Secured Party in payment or on account of any of the Obligations, such Secured Party shall give prompt notice of such claim to each other Agent, Lender and Borrower, and if such Secured Party repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Secured Party or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Secured Party with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Secured Party hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Secured Party.

13.20      Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

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(i)       a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c)           the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

14.          DEFINITIONS

14.1        Definitions. As used in this Agreement, the following terms have the following meanings:

“Account Debtor” means, with respect to any Person, each debtor, customer or obligor in any way obligated on or in connection with any account of such Person.

“Action” is defined in Section 13.17.

“Administrative Agent” is defined in in the preamble hereof.

“Administrative Agent’s Account” means an account at a bank designated by the Administrative Agent from time to time as the account into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents.

“Advance” or “Advances” means an advance (or advances) made by a Lender to Borrower pursuant to Section 2.1.1(a).

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an “Affiliate” of any Loan Party.

“Agent” is defined in the preamble hereof.

“Agreement” is defined in the preamble hereof.

“Aggregate Payments” is defined in Section 4.6.

“Anti-Corruption Laws” is defined in Section 5.15(a).

“Anti-Money Laundering and Anti-Terrorism Laws” means any Requirement of Law relating to terrorism, economic sanctions or money laundering, including, without limitation, (a) the Money Laundering Control Act of 1986 (i.e., 18 U.S.C. §§ 1956 and 1957), (b) the Bank Secrecy Act of 1970 (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), and the implementing regulations promulgated thereunder, (c) the USA PATRIOT Act and the implementing regulations promulgated thereunder, (d) the laws, regulations and Executive Orders administered under any Sanctions Programs, (e) any law prohibiting or directed against terrorist activities or the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), and (f) any similar laws enacted in the United States or any other jurisdictions in which the parties to this Agreement operate, as any of the foregoing laws have been, or shall hereafter be, amended, renewed, extended, or replaced and all other present and future legal requirements of any Governmental Authority governing, addressing, relating to, or attempting to eliminate, terrorist acts and acts of war and any regulations promulgated pursuant thereto.

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“Applicable Margin” means, as of any date of determination, with respect to the interest rate of (a) any Reference Rate Advance or any portion thereof, 7.50%, and (b) any LIBOR Rate Advance or any portion thereof, 8.50%.

“Applicable Premium” means, as of the date of the occurrence of an Applicable Premium Trigger Event, an amount equal to the amount of interest which would have accrued on the principal amount of Advances ~~equal to the~~(which, in the case of Revolving Advances prior to the Revolving Availability Termination Date, shall equal the Commitments being reduced or terminated) in connection with such Applicable Premium Trigger Event from the date of such prepayment or reduction through and including the Maturity Date had such principal amount remained outstanding without any prepayment or reduction until the Maturity Date, such interest to be calculated in accordance with this Agreement at the rate that would have been applicable to LIBOR Rate Advances with an Interest Period of one (1) month on the date of such prepayment, reduction or termination.

“Applicable Premium Trigger Event” means:

(a)           any permanent reduction or cancellation of the Total Revolving Commitments prior to the Revolving Availability Termination Date for any reason, including, without limitation, any of the circumstances specified in Section 2.4; provided, that, notwithstanding the foregoing, ~~any~~(i) no permanent reduction or cancellation of the Revolving Commitments pursuant to Section ~~2.4(b)(iii)~~ (i)(C) shall constitute an Applicable Premium Trigger Event and (ii) the permanent reduction and cancellation of the Revolving Commitments on the Second Amendment Effective Date, if any, pursuant to the terms of the Second Amendment shall not constitute an Applicable Premium Trigger Event;

(b)           the acceleration of the Obligations for any reason, including, without limitation, acceleration in accordance with Section 9.1, including as a result of the commencement of an Insolvency Proceeding;

(c)       any payment by any Loan Party of all, or any part, of the principal balance of the Term Advance for any reason (including, without limitation, any optional prepayment or mandatory prepayment) whether before or after (i) the occurrence of an Event of Default, or (ii) the commencement of any Insolvency Proceeding, and notwithstanding any acceleration (for any reason) of the Obligations;

(d)       any payment by any Loan Party of all, or any part, of the principal balance of the Revolving Advances at any time on or after the Revolving Availability Termination Date for any reason (including, without limitation, any optional prepayment or mandatory prepayment) whether before or after (i) the occurrence of an Event of Default, or (ii) the commencement of any Insolvency Proceeding, and notwithstanding any acceleration (for any reason) of the Obligations;

(e)           ~~(a)~~ the satisfaction, release, payment, restructuring, reorganization, replacement, reinstatement, defeasance or compromise of any of the Obligations in any Insolvency Proceeding, foreclosure (whether by power of judicial proceeding or otherwise) or deed in lieu of foreclosure or the making of a distribution of any kind in any Insolvency Proceeding to any Agent, for the account of the Lenders in full or partial satisfaction of the Obligations; or

(f)            ~~(b)~~ the termination of this Agreement for any reason.

“Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Administrative Agent (and the Collateral Agent, if applicable), in accordance with Section 13.15 hereof and substantially in the form of Exhibit K hereto or such other form acceptable to the Administrative Agent.

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute or any similar federal or state law for the relief of debtors.

“Blocked Person” means any Person:

(a)           that (i) is identified on the list of “Specially Designated Nationals and Blocked Persons” published by OFAC; (ii) resides, is organized or chartered in a Sanctioned Country; or (iii) is a Person listed in any economic or financial sanctions-related or trade embargoes-related list of designated Persons maintained under any of the Anti-Money Laundering and Anti-Terrorism Laws; and

(b)           that is owned or controlled by or that is acting for or on behalf of, any Person described in clause (a) above.

“Borrower” is defined in the preamble hereof.

“Borrower Board” is defined in Section 6.2(d).

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s board of directors and delivered by such Person to Lender approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying that (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that attached to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that the Secured Parties may conclusively rely on such certificate unless and until such Person shall have delivered to Lender a further certificate canceling or amending such prior certificate.

“Business Day” means (a) any day that is not a Saturday, Sunday or a day on which banking institutions are authorized by law to be closed and (b) if the applicable Business Day relates to any LIBOR Rate Advance, any day on which dealings in deposits in Dollars are carried out in the London interbank market.

“BVI Subsidiary” means Bonfield VII, Ltd.

“Cash Equivalents” means assets of the type referred to in clause (a) of the definition of “Permitted Investments”.

“Certificate Regarding Non-Bank Status” is defined in Section 2.8(d)(ii)(C).

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“Change in Control” means any event, transaction, or occurrence as a result of which (a) any “person” or “group” (as such terms are defined in Sections 3(a)(9), 13(d)(3) and 14(d)(2) of the Exchange Act), other than a trustee or other fiduciary holding Securities under an employee benefit plan of Borrower, is or becomes, directly or indirectly, a beneficial owner (within the meaning Rule 13d-3 promulgated under the Exchange Act) of, or acquires control over, Securities of Borrower, representing a majority or more of the combined voting power of Borrower’s then outstanding Securities in one or more related transactions; (b) during any period of two (2) consecutive calendar years, individuals who at the beginning of such period constituted the Borrower Board (together with any new directors whose election by the board of directors of Borrower was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directions at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; (c) Borrower ceases to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting or economic power of the Securities of each other Loan Party and each of its Subsidiaries; and (d) the Transfer, in one or more related transactions, of all or substantially all of the assets of Borrower or all or substantially all of Borrower’s direct or indirect interests in Securities issued by any Person.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“CIP Regulations” is defined in Section 10.10.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” has the meaning ascribed thereto in the Pledge and Security Agreement.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Collateral Agent” is defined in the preamble hereof.

“Collateral Agent Advances” is defined in Section 10.8(a).

“Commitments” means, with respect to each Lender, ~~the commitment of such Lender to make Advances to Borrower in the amount set forth opposite such Lender’s name in Schedule 2.1.1(a) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.~~such Lender’s Revolving Commitment and Term Commitment.

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“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit H.

“Conforming Plan of Reorganization” means any Plan of Reorganization that provides for payments and/or distributions pursuant to such Plan of Reorganization in respect of the Obligations to be applied pursuant to and in accordance with this Agreement.

~~“Consolidated Tangible Net Worth” means, as at any date of determination, (a) Borrower’s total stockholders’ equity reflected on Borrower’s consolidated balance sheets for the period ending on such date,~~ minus ~~(b) all amounts appearing on the assets side of such consolidated balance sheet for assets representing an intangible asset under GAAP.~~

“Contingent Indemnity Obligations” means any Obligation constituting a contingent, unliquidated indemnification obligation of any Loan Party, in each case, to the extent (a) such obligation has not accrued and is not yet due and payable and (b) no claim has been made or is reasonably anticipated to be made with respect thereto.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation described in clause (a), (b) or (c) of the definition of “Indebtedness” of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control Agreement” means, with respect to any Deposit Account, any Securities Account, Commodity Account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Collateral Agent, among the Collateral Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account, effective to grant “control” (as defined under the Code) over such account to the Collateral Agent.

“Debentures” means the certain ~~5.25%~~ convertible senior debentures issued by Borrower ~~on~~pursuant to that certain Indenture, dated as of November 19, 2012 ~~with a stated maturity of May 15, 2018~~, by and between Borrower and U.S. Bank National Association, as Trustee.

“Debtor Relief Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief law of the United States or other applicable jurisdiction from time to time in effect.

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“Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Default Rate” is defined in Section 2.3(b).

“Defaulting Lender” means any Revolving Lender that (a) has failed to (i) fund all or any portion of its Revolving Advances within two (2) Business Days of the date such Revolving Advances were required to be funded hereunder unless such Revolving Lender notifies the Administrative Agent and Borrower in writing that such failure is the result of such Revolving Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due (other than as a result of a good faith dispute with respect to such Lender’s obligations to make such payments), (b) has notified Borrower, the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Revolving Lender’s obligation to fund ~~an~~a Revolving Advance hereunder and states that such position is based on such Revolving Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or Borrower, to confirm in writing to the Administrative Agent and Borrower that it will comply with its prospective funding obligations hereunder (provided that such Revolving Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action. Notwithstanding anything to the contrary herein, a Revolving Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Revolving Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Revolving Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Revolving Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Revolving Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to Borrower and each Lender.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Accounts” each Deposit Account and Securities Account listed on Schedule 14.1 for so long as such Deposit Account or Securities Account (as applicable) remains subject to the Control Agreement specified with respect thereto in Schedule 14.1, as such schedule may be updated from time to time by the written agreement of the Borrower and the Administrative Agent.

“Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers, leases, licenses (as licensor) or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, Securities or other assets owned by the acquiring Person. For purposes of clarification, “Disposition” shall include (a) the sale or other disposition for value of any contracts or (b) the early termination or modification of any contract resulting in the receipt by any Loan Party of a cash payment or other consideration in exchange for such event (other than payments in the ordinary course for accrued and unpaid amounts due through the date of termination or modification) or (c), any sale of merchant accounts (or any rights thereto (including, without limitation, any rights to any residual payment stream with respect thereto)) by any Loan Party.

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“Dollars,” “dollars” and “$” each mean lawful money of the United States.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” is May 11, 2017.

“Employee Plan” means an employee pension benefit plan as defined in Section 3 of ERISA (other than a Multiemployer Plan) maintained or contributed to by a Loan Party or ERISA Affiliate or to which a Loan Party or an ERISA Affiliate has or may have an obligation to contribute and each such plan for the five year period immediately following the latest date on which the Loan Party or ERISA Affiliate maintained, contributed to, or had an obligation to contribute to such plan.

“Equity Interests” means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all Securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“ERISA Affiliate” means any person that for purposes of Title I and Title IV of ERISA and Section 412 of the U.S. Internal Revenue Code of 1986 would be deemed at any relevant time to be a single employer with Borrower or a Subsidiary, pursuant to Section 414 of the Code or Section 4001 of ERISA.

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“ERISA Event” means: (a) any reportable event, as defined in Section 4043 of ERISA, with respect to an Employee Plan; (b) the filing of a notice of intent to terminate any Employee Plan, if such termination would require material additional contributions in order to be considered a standard termination within the meaning of Section 4041(b) of ERISA, the filing under Section 4041(c) of ERISA of a notice of intent to terminate any Employee Plan or the termination of any Employee Plan under Section 4041(c) of ERISA; (c) the institution of proceedings under Section 4042 of ERISA by the U.S. Pension Benefit Guarantee Corporation for the termination of, or the appointment of a trustee to administer, any Employee Plan; (d) any failure by any Employee Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the U.S. Internal Revenue Code or Section 302 of ERISA) applicable to such Employee Plan, in each case whether or not waived; (e) the failure to make a required contribution to any Employee Plan that would reasonably be expected to result in the imposition of an encumbrance under Section 412 of the U.S. Internal Revenue Code, or a filing under Section 412(c) of the U.S. Internal Revenue Code of or Section 302(c) of ERISA of any request for a minimum funding variance, with respect to any Employee Plan or Multiemployer Plan; (f) an engagement in a non-exempt prohibited transaction within the meaning of Section 4975 of the U.S. Internal Revenue Code or Section 406 of ERISA with respect to an Employee Plan; (g) the complete or partial withdrawal of any Loan Party or any ERISA Affiliate from any Employee Plan or a Multiemployer Plan; (h) A Loan Party or an ERISA Affiliate incurring any liability under Title IV of ERISA with respect to any Employee Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (i) a determination that any Employee Plan is, or is expected to be, in "at risk" status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the U.S. Internal Revenue Code); and (j) the receipt by a Loan Party or any ERISA Affiliate of any notice of the imposition of withdrawal liability or of a determination that a Multiemployer Plan is, or is expected to be, in "endangered" or "critical" status within the meaning of Section 305 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” is defined in Section 8.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Assets” has the meaning ascribed thereto in the Pledge and Security Agreement.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a recipient or required to be withheld or deducted from a payment to the Administrative Agent, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of the Administrative Agent, such Lender or Transferee being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of any Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest under any Loan Document pursuant to a law in effect on the date on which (i) such Lender acquires such interest under any Loan Document (other than pursuant to an assignment request by Borrower) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.8, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to the Administrative Agent, such Lender or Transferee’s failure to comply with Section 2.8(d) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Extraordinary Disposition” means a Disposition of the direct or indirect interests of Borrower or any of its Subsidiaries in Securities (other than Miscellaneous Securities) issued by two or more Persons in a single transaction or in a series of transactions that are related to one another at a price which is more than 25% below the low end of the estimated range for the appraised value of such Securities determined based on the most recent appraisal delivered to the Administrative Agent pursuant to Section 2.3(e).

“Extraordinary Receipts” means any cash received by Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Sections ~~2.4(b)(i) or~~ 2.4(b)(ii)2.4(b)(i)(A) or 2.4(b)(i)(B)), including, without limitation, (a) proceeds of warranty and indemnity insurance (other than to the extent such insurance proceeds are (i) immediately payable to a Person that is not Borrower or any of its Subsidiaries in accordance with applicable Requirements of Law or with Contractual Obligations entered into in the ordinary course of business or (ii) received by Borrower or any of its Subsidiaries as reimbursement for any out-of-pocket costs incurred or made by such Person prior to the receipt thereof directly related to the event resulting from the payment of such proceeds) and (b) indemnity payments (other than to the extent such indemnity payments are (i) immediately payable to a Person that is not an Affiliate of Borrower or any of its Subsidiaries or (ii) received by Borrower or any of its Subsidiaries as reimbursement for any costs previously incurred or any payment previously made by such Person).

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“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, any intergovernmental agreement entered into in connection with any of the foregoing and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent in its reasonable discretion.

“Fee ~~Letter~~Letters” means ~~the~~(a) that certain fee letter, dated as of the date hereof, between Borrower and the Agents, as amended, amended and restated, supplemented or otherwise modified from time to time and (b) that certain fee letter, dated as of the Second Amendment Effective Date, between Borrower and the Agents, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Fair Share” is defined in Section 4.6.

“Fair Share Contribution Amount” is defined in Section 4.6.

“Fiscal Year” means the fiscal year of Borrower and its Subsidiaries.

“Foreign Official” is defined in Section 5.15(b)(i).

“Funding Date” is any date on which an Advance is made to or on account of Borrower which shall be a Business Day.

“Funding Losses” is defined in Section 2.7.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Sections 8.14 and 8.15 hereof and the definitions used therein, “GAAP” shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, provided, further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Sections 8.14 and 8.15 hereof, the Collateral Agent and Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Sections 8.14 and 8.15 hereof shall be calculated as if no such change in GAAP has occurred.

“Governing Documents” means,

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(a)           with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);

(b)          with respect to any limited liability company, the certificate or articles of formation or organization, and the operating agreement;

(c)           with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture, declaration or other applicable agreement or documentation evidencing or otherwise relating to its formation or organization, governance and capitalization; and

(d)          with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is defined in the preamble hereof.

“Guaranteed Obligations” is defined in Section 4.1.

“Guaranty” means (a) the guaranty of each Guarantor party hereto contained in Section 4 and (b) each other guaranty, in form and substance satisfactory to the Collateral Agent, made by any other Guarantor in favor of the Collateral Agent for the benefit of the Agents and the Lenders guaranteeing all or part of the Obligations.

“Holdout Lender” is defined in Section 13.6(b).

“HPSIP” is defined in the preamble hereof.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations; provided, that, “Indebtedness” shall exclude trade credit and similar obligations incurred in the ordinary course of business which are not outstanding for more than ninety (90) days.

“Indemnified Matter” is defined in Section 13.2(a).

“Indemnified Person” is defined in Section 13.2(a).

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

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“Intellectual Property” has the meaning specified therefor in the Pledge and Security Agreement.

“Interest Period” means, with respect to each LIBOR Rate Advance, a period commencing on the date of the making of such LIBOR Rate Advance (or the continuation of a LIBOR Rate Advance or the conversion of a Reference Rate Advance to a LIBOR Rate Advance) and ending one (1), two (2), or three (3) months thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is one (1), two (2) or three (3) months after the date on which the Interest Period began, as applicable, and (e) Borrower may not elect an Interest Period which will end after the Maturity Date.

“Internal Revenue Code” means the United States Internal Revenue Code of 1986, as amended.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other Securities), and any loan, advance or capital contribution to any Person.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Joinder Agreement” means a joinder agreement, substantially in the form of Exhibit J, duly executed by a Subsidiary of a Loan Party made a party hereto pursuant to Section 6.7.

“Landlord Lien Subordination Agreement” means that certain Landlord Lien Subordination Agreement, dated the date hereof, by and between Radnor Properties-SDC, L.P. and the Collateral Agent.

“Lender” is defined in the preamble hereof.

“LIBOR Deadline” is defined in Section 2.6(a).

“LIBOR Notice” means a written notice substantially in the form of Exhibit A.

“LIBOR Option” is defined in Section 2.6(a).

“LIBOR Rate” means the London interbank offered rate as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on the applicable Bloomberg LP page that displays such rate (or, in the event such rate does not appear on a Bloomberg page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case, the “Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided, that, if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) with respect to Dollars, then the LIBOR Rate shall be the Interpolated Rate at such time; provided further, if the Screen Rate and the Interpolated Rate shall not be available or cease to exist, then the rate shall be the average rate per annum at which deposits of Dollars in immediately available funds are offered by three major financial institutions reasonably satisfactory to the Administrative Agent. “Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available in Dollars) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) that exceeds the Impacted Interest Period, in each case, at such time. Notwithstanding anything herein to the contrary, if “LIBOR” shall be less than one, such rate shall be deemed to be one for purposes of this Agreement.

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“LIBOR Rate Advance” means each portion of an Advance that bears interest at a rate determined by reference to the LIBOR Rate.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Liquidity Threshold” is Twenty Million Dollars ($20,000,000) in Qualified Cash.

“Loan Account” means an account maintained hereunder by the Administrative Agent on its books of account at the Payment Office, and with respect to Borrower, in which Borrower will be charged with all Advances made to, and all other Obligations incurred by, Borrower.

“Loan Documents” are, collectively, this Agreement, the Fee Letter, the Landlord Lien Subordination Agreement, each Control Agreement, the Pledge and Security Agreement, each Joinder Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, any other agreement, instrument, certificate, report and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Advance or any other Obligation, and any other present or future agreement between Borrower, any Guarantor and/or for the benefit of Lender in connection with this Agreement, all as amended, restated, or otherwise modified, including (a) that certain First Amendment to Loan and Guaranty Agreement, dated as of November 8, 2017, among Borrower the Administrative Agent and the Collateral Agent and (b) the Second Amendment.

“Loan Party” means Borrower and any Guarantor.

“Loan Party Books” are all Loan Parties’ books and records including ledgers, federal and state tax returns, records regarding the Loan Parties’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Material Adverse Change” means a material adverse effect on (a) the business, operations, properties, assets or condition (financial or otherwise) of the Loan Parties taken as a whole or the Borrower, (b) the ability of the Loan Parties, taken as a whole, to fully and timely perform their material Obligations under the Loan Documents, (c) the validity or enforceability of any Loan Document, (d) the rights and remedies of any Agent or any Lender under any of the Loan Documents or (e) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.

“Maturity Date” ~~is~~means May 11, 2020.

“Miscellaneous Securities” means Securities owned by one or more of the Loan Parties that (a) are not actively managed by the Loan Parties and (b) have, at all times, an aggregate carrying value on the Borrower’s balance sheet of no more than Ten Million Dollars ($10,000,000).

“Miscellaneous Securities Report” means a report provided by Borrower to Administrative Agent in the form of Exhibit M, indicating, in each case as of the date of the applicable report, (i) the true and correct number of Miscellaneous Securities owned by each Loan Party, (ii) the name of the issuer of such Miscellaneous Securities, and (iii~~) the Permitted Sector of such issuer’s primary business (if applicable) and (iv~~) the aggregate carrying value on the Borrower’s balance sheet of all Miscellaneous Securities.

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“Multiemployer Plan” means a multiemployer plan, as defined in Section (3)(37) of ERISA, subject to Title IV of ERISA, to which a Loan Party or any ERISA Affiliate contributes or is obligated to contribute.

“Net Cash Proceeds” means, with respect to any issuance or incurrence of any Indebtedness, any Disposition or the receipt of any Extraordinary Receipts by any Person or any of its Subsidiaries, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or Disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (a) in the case of any Disposition or the receipt of any Extraordinary Receipts consisting of insurance proceeds or condemnation awards, the amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection therewith (other than Indebtedness under this Agreement), (b) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (c) transfer taxes paid or reasonably estimated to be payable to any taxing authorities by such Person or such Subsidiary in connection therewith and (d) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements), in each case, to the extent, but only to the extent, that the amounts so deducted are (i) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses and tax payments, is not an Affiliate of such Person or any of its Subsidiaries and (ii) properly attributable to such transaction or to the asset that is the subject thereof.

“Non-Conforming Plan of Reorganization” means any Plan of Reorganization that does not provide for payments and/or distributions pursuant to such Plan of Reorganization in respect of the Obligations to be applied pursuant to and in accordance with this Agreement and that has not been approved by the Required Lenders; provided, that, for the avoidance of doubt, any Conforming Plan of Reorganization shall not be considered a Non-Conforming Plan of Reorganization.

“Non-U.S. Lender” is defined in Section 2.8(d)(ii).

“Non-Voting Observer” is defined in Section 6.8(a).

“Obligations” means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders arising under or in connection with (i) this Agreement or any other Loan Document and (ii) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Administrative Agent or any of its Affiliates and arising from treasury, depositary and cash management services in connection with any automated clearing house transfers of funds entered into with any Agent, any Lender or an Affiliate of an Agent or Lender in the case of this clause. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in an Insolvency Proceeding) to pay principal, interest, charges, expenses, fees, premiums including the Applicable Premium, attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

“OFAC” means the Treasury Department’s Office of Foreign Assets Control.

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“Other Connection Taxes” means, with respect to the Administrative Agent, any Lender or Transferee, Taxes imposed as a result of a present or former connection between the Administrative Agent, such Lender or Transferee and the jurisdiction imposing such Tax (other than connections arising from the Administrative Agent, such Lender or Transferee having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest under any Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document.

~~“Overadvance” is defined in Section 2.2.~~

“Participant Register” is defined in Section 13.15(i).

“Payment/Advance Form” is that certain form attached hereto as Exhibit B.

“Payment Office” means the Administrative Agent’s office located at 40 West 57th Street, New York, New York 10019, or at such other office or account of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and Borrower.

“Permitted Indebtedness” is:

(a)       Borrower’s Indebtedness to Lender under this Agreement or any other Loan Document;

(b)       solely until their stated maturity date as in effect on the date hereof, the Debentures in an aggregate principal; amount not to exceed Fifty-Five Million Dollars ($55,000,000) plus any paid-in-kind interest;

(c)       any Indebtedness not in excess of One Million Dollars ($1,000,000) in principal amount existing on the Effective Date and shown in the Pledge and Security Agreement;

(d)       guaranties of Permitted Indebtedness;

(e)       Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business; or

(f)       capitalized leases and purchase money Indebtedness not to exceed Two Million Dollars $2,000,000 in the aggregate secured by Permitted Liens~~; or~~.

~~(g) Up to an aggregate amount of Twenty-Five Million ($25,000,000) of new debentures issued by Borrower convertible into common stock of Borrower representing a refinancing of an equal portion of the Debentures, issued in one or more arms’ length transaction(s) to the extent that such new debentures (i) have a stated maturity date that is at least six (6) months following the Maturity Date, (ii) provide for no scheduled payments of principal during the life of such Debentures prior to the Maturity Date, (iii) provide for current payments of interest based on market terms available to Borrower at the time of such issuance, (iv) are unsecured and (v) are expressly and fully subordinated in all respects to the Advances and all of the rights of Secured Parties pursuant to a subordination agreement in form and substance satisfactory to the Required Lenders.~~

“Permitted Investments” are:

~~(a) Investments existing on the Effective Date as set forth on~~ Schedule 5.8(a)~~;~~

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(a)           ~~(b)~~  (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agencies or any state maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than two (2) years after its creation and having the highest rating from either Standard & Poor’s Corporation or Moody’s Investors Service, Inc., and (iii) certificates of deposit issued by any domestic commercial bank whose outstanding long-term debt is rated at least A 1 or the equivalent thereof by S&P Global Ratings or any successor thereto or at least P 1 or the equivalent thereof by Moody’s Investors Services, Inc., having capital and surplus in excess of $500,000,000, and maturing no more than two (2) years after issue;

(b)           ~~(c) Private Securities approved by the Borrower Board or otherwise pursuant to a Borrower Board-approved investment policy (including, without limitation, Publicly Traded Securities solely to the extent they were Private Securities at the time of their acquisition and~~(i) Investments in the Portfolio owned by Borrower or any of its Subsidiaries on the Second Amendment Effective Date (including any Securities issued as dividends~~,~~ pursuant to any splits, combinations or other reclassifications of any Security representing such ~~Securities~~Investments or as consideration or in exchange for such Securities upon the sale, acquisition, merger or similar transaction involving the issuer of such Securities)~~; provided, that such Investments are not inconsistent with any provision of this Agreement or any other Loan Document;~~ and (ii) Private Securities issued after the Second Amendment Effective Date by an issuer of Private Securities in the Portfolio on the Second Amendment Effective Date; provided that the aggregate cost of acquisition of such Private Securities referred to in this clause (ii) shall not exceed, when combined with Private Securities issued after January 1, 2018 but on or prior to the Second Amendment Effective Date by an issuer of Private Securities in the Portfolio on January 1, 2018, $40,000,000 in the aggregate;

(c)            ~~(d)~~ Investments of Borrower or its Subsidiaries in or to any Loan Party;

(d)           ~~(e)~~ Investments consisting of Collateral Accounts in the name of Borrower so long as Lender has a first priority, perfected security interest in such Collateral Accounts to the extent required in this Agreement;

(e)           ~~(f)~~ Investments acquired in exchange for any other Investments in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization; and

(f)            ~~(g)~~ Investments acquired as a result of a foreclosure with respect to any secured Investment.

“Permitted Liens” are:

(a)           Liens arising under this Agreement or other Loan Documents;

(b)           Liens for taxes, fees, assessments or other government charges or levies, either not due and payable or being contested in good faith and for which Borrower maintains adequate reserves on its books in accordance with GAAP, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code and the Treasury Regulations adopted thereunder;

(c)           Liens in existence as of the Effective Date and set forth on Schedule 3.1(a)(v);

(d)           Liens securing Permitted Indebtedness described in clause (f) of the definition of “Permitted Indebtedness”;

(e)           Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in clauses (a), (b), (c) and (d) above, but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness it secures may not increase;

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(f)            leases or subleases of real property granted in the ordinary course of business, and leases, subleases, non-exclusive licenses or sublicenses of property (other than real property or Intellectual ~~property~~Property) granted in the ordinary course of Borrower’s business, if the leases, subleases, licenses and sublicenses do not prohibit granting Lender a security interest;

(g)           non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business;

(h)           Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7;

(i)            Liens in favor of other financial institutions arising solely in connection with Borrower’s Deposit Accounts or Securities Accounts held at such institutions;

(j)            Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA); and

(k)           Stock Restrictions.

~~“Permitted Sectors” are technology driven businesses within (i) healthcare, (ii) financial services and (iii) digital media.~~

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any bankruptcy or Insolvency Proceeding.

“Pledge and Security Agreement” means a Pledge and Security Agreement, in form and substance satisfactory to the Collateral Agent, made by a Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties securing the Obligations, in the form attached hereto as Exhibit D.

“Portfolio” is the portfolio of Private Securities included in the Portfolio Report, as such may change from time to time. For the avoidance of doubt, Portfolio shall not include any Securities issued by any of the Loan Parties or the BVI Subsidiary or any Miscellaneous Securities.

“Portfolio Report” is a report provided by Borrower to Administrative Agent from time to time (including on the Second Amendment Effective Date), in the form annexed hereto as Exhibit G, indicating (i) the true and correct number of Securities in the Portfolio owned by each Loan Party, (ii) the name of the issuer of such Securities, (iii) the sector of such issuer’s primary business, (iv) the percentage interest on a fully-diluted basis that such Securities constitute in the issuer of such Securities and (v) the percentage (calculated on the basis of cost of acquisition) that Securities of each issuer comprise of the Portfolio, in each case as of the date of the applicable report.

“Private Securities” means any Securities issued by any Person (other than the Loan Parties or the BVI Subsidiary) that are not Publicly Traded Securities at the time of acquisition and held directly or indirectly by Borrower or any of the Loan Parties.

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“Pro Rata Share” means, with respect to:

(a)       ~~“Pro Rata Share” means,~~a Lender’s obligation to make Revolving Advances and the right to receive payments of interest, fees, and principal with respect ~~to a Lender~~thereto, the percentage obtained by dividing (a) such Lender’s Revolving Commitment, by (b) the Total Revolving Commitment, provided, that, if the ~~unused portion of the~~ Total Revolving Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of ~~all~~such Lender’s Revolving Advances (including Collateral Agent Advances) and the denominator shall be the aggregate unpaid principal amount of all Revolving Advances (including Collateral Agent Advances)~~.~~;

(b)       a Lender’s obligation to make the Term Advance and the right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Commitment, by (ii) the Total Term Commitment, provided, that if the Total Term Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of the Term Advance and the denominator shall be the aggregate unpaid principal amount of the Term Advance; and

(c)       all other matters (including, without limitation, the indemnification obligations arising under Section 10.5), the percentage obtained by dividing (i) the sum of such Lender’s Revolving Commitment and the unpaid principal amount of such Lender’s portion of the Term Advance, by (ii) the sum of the Total Revolving Commitment and the aggregate unpaid principal amount of the Term Advance, provided, that, if such Lender’s Revolving Commitment shall have been reduced to zero, such Lender’s Revolving Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender’s Revolving Advances (including Collateral Agent Advances) and if the Total Revolving Commitment shall have been reduced to zero, the Total Revolving Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Advances (including Collateral Agent Advances) .

“Publicly Traded Securities” are all Securities of companies regulated by the Exchange Act (without respect to whether such Securities are registered (or exempt from registration) under the Securities Act).

“Qualified Cash” means, as of any date of determination, the aggregate amount of Unrestricted Cash on-hand of the Loan Parties maintained in accordance with this Agreement in Deposit Accounts or Securities Accounts in the name of a Loan Party in the United States as of such date, which Deposit Accounts or Securities Accounts are subject to Control Agreements.

“Quarter End Date” means each March 31st, June 30th, September 30th and December 31st of each calendar year or, if any such day is not a Business Day, the Business Day occurring immediately prior thereto.

“Reference Rate” means, for any period, the greatest of (a) 2.00% per annum, (b) the Federal Funds Rate plus 0.50% per annum, (c) the LIBOR Rate (which rate shall be calculated based upon an Interest Period of 1 month) plus 1.00% per annum and (d) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

“Reference Rate Advance” means each portion of an Advance that bears interest at a rate determined by reference to the Reference Rate.

“Register” is defined in Section 13.15(f).

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“Registered Intellectual Property” means Intellectual Property that is issued, registered, renewed or the subject of a pending application.

“Registered Loans” is defined in Section 13.15(f).

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Related Fund” means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person.

“Replacement Lender” is defined in Section 13.6(b).

“Report” is defined in Section 10.13(a).

“Required Lenders” means Lenders whose Pro Rata Shares (calculated in accordance with clause (~~b~~c) of the definition thereof) aggregate at least 50.1%.

“Required Prepayment Date” is defined in Section 2.4(f).

“Requirement of Law” is as to any Person, the organizational or Governing Documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resignation Effective Date” is defined in Section 10.7(a).

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Restricted Cash” is Borrower’s cash in an amount not exceeding Six Million Three Hundred Thirty Six Thousand One Hundred Ninety-Eight Dollars ($6,336,198) that is held in a separate account not immediately available for use by Borrower for purposes of cash collateralizing that certain Irrevocable Standby Letter of Credit No. SVBSF005719 with a face amount of Six Million Three Hundred Thirty Six Thousand One Hundred Ninety-Eight Dollars ($6,336,198), issued by Silicon Valley Bank for the benefit of Texas Capital Bank, National Association; provided, that such cash shall no longer be “Restricted Cash” hereunder to the extent of any portion such cash that is available for use by Borrower without any restrictions other than the restrictions under the Loan Documents.

“Revolving Advance” means a loan made by a Lender to the Borrower pursuant to Section 2.1.1(a)(i).

“Revolving Availability Termination Date” is December 31, 2018.

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Advances to the Borrower hereunder in the amount set forth opposite such Lender’s name in Schedule 2.1.1(a) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Revolving Lender” means a Lender with a Revolving Commitment or a Revolving Advance.

“Revolving Obligations” means any Obligations with respect to the Revolving Advances (including without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

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“Revolving Overadvance” is defined in Section 2.2.

“Sale and Leaseback Transaction” means, with respect to Borrower or any of its Subsidiaries, any arrangement, directly or indirectly, with any Person whereby Borrower or any of its Subsidiaries shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

“Sanctioned Country” means any country, region or territory that is the target of comprehensive sanctions under any Sanctions Program.

“Sanctions Program” means any of the sanctions programs and related Requirements of Law administered by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, in each case, as renewed, extended, amended or replaced.

“SEC” is as defined in Section 6.2(a).

“Second Amendment” shall mean that certain Second Amendment to Loan and Guaranty Agreement and Lien Reaffirmation Agreement, dated as of May 11, 2018, among Borrower, the Guarantors party thereto, the financial institutions party thereto as Lenders, the Administrative Agent and the Collateral Agent.

“Second Amendment Effective Date” shall mean the “Second Amendment Effective Date” under and as defined in the Second Amendment.

“Secretary’s Certificate” is the certificate executed by Secretary of Borrower, in form and substance reasonably acceptable to Lender, certifying that the transaction contemplated by this Agreement, have been authorized.

~~“Secured Account” has the meaning ascribed thereto in the Pledge and Security Agreement.~~

“Secured Party” means each Agent and each Lender.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization” is defined in Section 13.15(l).

“Settlement Period” is defined in Section 2.11(c)(i).

“Security” has the meaning given to it in the Securities Act.

“Solvency Certificate” means a certificate in the form of Exhibit E.

“Stock Restrictions” means any transfer restriction or limitation applicable to any Loan Party or any Subsidiary of a Loan Party, including such restriction or limitation under a right of first refusal agreement, co-sale agreement, call agreement and the like.

“Subsidiary” means, with respect to any Person, any Person of which a majority of the voting stock or other Equity Interests (in the case of Persons other than corporations) is owned or controlled directly or indirectly by such Person or one or more of Affiliates of such Person, provided that issuers of Securities within the Portfolio held by Borrower and issuers of Miscellaneous Securities shall not be considered “Subsidiaries”.

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“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Advance” means, collectively, the loans made by the Term Lenders to the Borrower on the Effective Date pursuant to Section 2.1.1(a)(ii).

“Term Commitment” means, with respect to each Lender, the commitment of such Lender to make the Term Advance to the Borrower in the amount set forth in Schedule 2.1.1(a) hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Term Lender” means a Lender with a Term Commitment or a Term Advance.

“Term Obligations” means any Obligations with respect to the Term Advance (including, without limitation, the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

“Total Commitment” means the sum of the Total Revolving Commitment and the Total Term Commitment.

“Total Revolving Commitment” means the sum of the amounts of the Lenders’ Revolving Commitments.

“Total Term Commitment” means the sum of the amounts of the Lenders’ Term Commitments. “Transfer” is defined in Section 7.1.

“Transferee” is defined in Section 2.8(a).

“Unrestricted Cash” is any cash of Borrower or any of the Loan Parties that does not constitute Restricted Cash.

~~“Unused Revolving Line Fee” is defined in Section 2.5(b).~~

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (PATRIOT) Act of 2001 (Title III of Pub. L. 107-56, Oct. 26, 2001)) as amended by the USA Patriot Improvement and Reauthorization Act of 2005 (Pub. L. 109-177, March 9, 2006) and as the same may have been or may be further renewed, extended, amended, or replaced.

“Waivable Mandatory Prepayment” is defined in Section 2.4(f).

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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14.2       Certain Matters of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns except for purposes of the definition of “Change in Control”, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

BORROWER:

SAFEGUARD SCIENTIFICS, INC.

By:
Name:
Title:

GUARANTOR:

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:
Name:
Title:

GUARANTOR:

SAFEGUARD DELAWARE, INC.

By:
Name:
Title:

GUARANTOR:

SAFEGUARD TECHNOLOGIES, INC.

By:
Name:
Title:

GUARANTOR:

SFE PROPERTIES, INC.

By:
Name:
Title:

[Signature Page to the Loan and Guaranty Agreement]

GUARANTOR:

SAFEGUARD CAPITAL MANAGEMENT, INC.

By:
Name:
Title:

GUARANTOR:

SSI PARTNERSHIP HOLDINGS (PENNSYLVANIA), INC.

By:
Name:
Title:

GUARANTOR:

SSI MANAGEMENT COMPANY, INC.

By:
Name:
Title:

GUARANTOR:

SAFEGUARD FUND MANAGEMENT, INC.

By:
Name:
Title:

GUARANTOR:

SAFEGUARD DELAWARE II, INC.

By:
Name:
Title:

GUARANTOR:

SAFEGUARD PM SPV, INC.

By:
Name:
Title:

[Signature Page to the Loan and Guaranty Agreement]

ADMINISTRATIVE AGENT:

HPS INVESTMENT PARTNERS, LLC

By:
Name:
Title:

COLLATERAL AGENT:

HPS INVESTMENT PARTNERS, LLC

By:
Name:
Title:

[Signature Page to the Loan and Guaranty Agreement]

LENDER:

SPECIALTY LOAN FUND 2016, L.P.
By:	HPS Investment Partners, LLC, its Investment Manager

By:
Name:
Title:

LENDER:

SPECIALTY LOAN FUND 2016-L, L.P.
By:	HPS Investment Partners, LLC, its Investment Manager

By:
Name:
Title:

LENDER:

SLF 2016 INSTITUTIONAL HOLDINGS, L.P.
By:	HPS Investment Partners, LLC, its Investment Manager

By:
Name:
Title:

LENDER:

MORENO STREET DIRECT LENDING FUND, L.P.
By:	HPS Investment Partners, LLC, its Investment Manager

By:
Name:
Title:

[Signature Page to the Loan and Guaranty Agreement]

LENDER:

SPECIALTY LOAN VG FUND, L.P.
By:	HPS Investment Partners, LLC, its Investment Manager

By:
Name:
Title:

LENDER:

NDT SENIOR LOAN FUND, L.P.
By:	HPS Investment Partners, LLC, its Investment Manager

By:
Name:
Title:

LENDER:

AIGUILLES ROUGES SECTOR C INVESTMENT FUND, L.P.
By:	HPS Investment Partners, LLC, its Investment Manager

By:
Name:
Title:

LENDER:

RELIANCE STANDARD LIFE INSURANCE COMPANY
By:	HPS Investment Partners, LLC, as Investment Manager

By:
Name:
Title:

[Signature Page to the Loan and Guaranty Agreement]

LENDER:

SPECIALTY LOAN FUND - CX, L.P.
By:	HPS Investment Partners, LLC, as Investment Manager

By:
Name:
Title:

LENDER:

CACTUS DIRECT LENDING FUND, L.P.
By:	HPS Investment Partners, LLC, as Investment Manager

By:
Name:
Title:

LENDER:

PRIVATE LOAN OPPORTUNITIES FUND, L.P.
By:	HPS Investment Partners, LLC, as Investment Manager

By:
Name:
Title:

LENDER:

RED CEDAR FUND 2016, L.P.
By:	HPS Investment Partners, LLC, as Investment Manager

By:
Name:
Title:

[Signature Page to the Loan and Guaranty Agreement]